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                                                                    Exhibit 10.4

                          STANDARD FORM OF OFFICE LEASE
                     The Real Estate Board of New York, Inc.

AGREEMENT OF LEASE, made as of the 28th day of August, 1996, between 111/115 BROADWAY LIMITED PARTNERSHIP, a New York limited partnership, having an office c/o Newmark & Company Real Estate, Inc., 125 Park Avenue, New York, New York 10017 ("Owner") and TRANSACTION INFORMATION SYSTEMS, INC., a New York corporation ("Tenant"), having its principal office and place of business at c/o Stetford-Shaw-Najarian Associates, Ltd., 111 Broadway, New York, New York 10006.

                             W I T N E S S E T H :

Owner hereby leases to Tenant and Tenant hereby hires from Owner the entire rentable portion of the 20th floor and a portion of the 21st floor substantially as depicted on Exhibit A annexed hereto and made a part hereof (the "demised premises") in the building (the "Building") at 115 Broadway, New York, New York for a term of ten (10) years and six (6) months commencing on the Commencement Date (as hereinafter defined) and ending on the day (the "Expiration Date") prior to the day which is ten (10) years and six (6) months after the Commencement Date (or until such term shall sooner cease and expire as hereinafter provided), both dates inclusive, at an annual rental rate (hereinafter sometimes referred to "Base Rent") of: (i) $518,060.04 per annum from the Commencement Date through and including the day prior to the fifth anniversary of the Commencement Date; and (ii) $536,273.05 per annum from the fifth anniversary of the Commencement Date through and including the Expiration Date, which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment in equal monthly installments in advance on the first day of each month during said term at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever except that: (a) Tenant shall pay, in addition to the security required hereunder, $43,171.67 on the execution hereof which shall be applied against the first installment of Base Rent due hereunder; and (b) provided that Tenant is not in default hereunder beyond the expiration of any applicable notice and cure period herein set forth, Tenant shall not be obligated to pay $43,171.67 of the Base Rent allocable to the first, second, third, fourth, fifth, sixth, twelfth, thirteenth, fourteenth, fifteenth, twenty-fifth and twenty-sixth months of the term hereof.

The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

RENT:                   1. Tenant shall pay the rent as above and as
OCCUPANCY:              hereinafter provided.
                        2. Tenant shall use and occupy the demised premises
                        solely for general and executive offices and for no
                        other purpose.
TENANT                  3. Tenant shall make no changes in or to the demised
ALTERATIONS:            premises of any  nature without Owner's prior written
                        consent. (1) Subject to the prior written consent of
Owner (2) and to the provisions of this article, Tenant at Tenant's expense, may make alternations, installments, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Owner. (3) Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completions) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may (4) require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law. (5) All fixtures and paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner in Tenant's behalf, shall, upon installment, become the property of Owner and shall remain upon and be surrendered with the demised premises

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(6) Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the conditions existing prior to installation (7) and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

MAINTENANCE AND         4. Tenant shall, throughout the term of this lease,
REPAIRS:                take good care of the demised premises and fixtures and
                        appurtenances therein. Tenant shall be responsible for
all damages or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question (8). Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. (9) It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such insurance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

WINDOW                  5. Tenant will not clean nor require, permit, suffer or
CLEANING:               allow any window in the demised premises to be cleaned
                        from the outside in violation of Section 202 of the
Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

REQUIREMENTS OF         6. (10) Prior to the commencement of the lease term, if
LAW, FIRE               Tenant is then in possession, and at all times
INSURANCE               thereafter, Tenant, as Tenant's sole cost and expense,
FLOOR LOADS:            shall promptly comply with all present and future laws,
                        orders and regulations of all state, federal, municipal
and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's


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use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's (11) satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company (12) satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department. Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that. (13) Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease, or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "mark-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's (14) judgement, to absorb and prevent vibration, noise and annoyance.

SUBORDINATION:          7. This lease is subject and subordinate to all ground
                        or underlying leases and to all mortgages which may now
or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgage, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

PROPERTY-               8. Owner or its agents shall not be liable for any
LOSS, DAMAGE,           damage to property of Tenant or of others entrusted to
REIMBURSEMENT           employees of the building, nor for loss of or damage
INDEMNITY:              to any property of Tenant by theft or otherwise, nor
                        for any injury or damage to persons or property
resulting from any cause of whatsoever nature, unless caused by or due to the negligence (15) of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall




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not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease (16) of the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

DESTRUCTION,            9. (a) If the demised premises or any part thereof
FIRE AND OTHER          shall be damaged by fire or other casualty, Tenant shall
CASUALTY:               give immediate notice thereof to Owner and this lease
                        shall continue in full force and effect except as
hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable.
(c) If the demised premises are totally damaged or rendered wholly unusable by fire other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part of the building shall be so damaged that Owner shall decide to demolish it or to rebuild it (17) then, in any of such events. Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to (18) rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjusting of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. (19) Tenant's liability for rent shall resume five (5) days after (20). (c) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law. Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances (21) Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

EMINENT                 10. If the whole or any part of the demised premises
DOMAIN:                 shall be acquired or condemned by Eminent Domain for
                        any public or quasi public use or purpose, then and in
that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any



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unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award. (22)

ASSIGNMENT,             11. Tenant, for itself, its heirs, distributees,
MORTGAGE, ETC.:         executors, administrators, legal representatives,
                        successors and assigns, expressly covenants that it
shall not assign, mortgage or encumber this agreement, not underlet , or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting

ELECTRIC                12. Tenant covenants and agrees that at all times its
CURRENT:                use of electric current shall not exceed the capacity
(*)                     of existing feeders to the building or the risers or
wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installation or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

ACCESS TO               13. Owner or Owner's agents shall have the right (but
PREMISES:               shall not be obligated) to enter the demised premises
                        in any emergency at any time, and, at other reasonable
times (23) to examine the same and to make such repairs, replacements and improvements as Owner may (24) deem necessary and resonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling.(25) Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruptions of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the

-------------------------
(*)         Rider to be added if necessary.


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same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may (26) enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom Owner may immediately enter, alter, remove or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

VAULT,                  14. No Vaults, vault space or area, whether or not
VAULT SPACE,            enclosed or covered, not within the property line of
AREA                    the building is leased hereunder, anything contained in
                        or indicated on any sketch, blue print or plan, or
anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or pubic utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction.

OCCUPANCY:              15. Tenant will not at any time use or occupy the
                        demised premises in violation of the certificate of
occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. (27)

BANKRUPTCY:             16. (a) Anything elsewhere in this lease to the contrary
                        notwithstanding, this lease may be cancelled by Owner
by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor,
(28) or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

                            (b) it is stipulated and agreed that in the event
of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of (29) per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.


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DEFAULT:                17. (1) If Tenant defaults in fulfilling any of the
                        covenants of this lease (30) the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under (31) of Title 11 of the U.S. Code (bankruptcy code); or if Tenant shall fail to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written notice upon Tenant specifying the nature of said default or omission complained of shall be of a nature of said default and upon the expiration of said (32), if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said (33), and if Tenant shall not have diligently commenced curing such default within such (34) period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

                            (2) If the notice provided for in (1) hereof shall
have been given, and the term shall expire as aforesaid; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess. Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, the Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

REMEDIES OF             18. In case of any such default, re-entry, expiration
OWNER AND WAIVER        and/or dispossess by summary proceedings or otherwise,
OF REDEMPTION:          (a) the rent shall become due thereupon and be paid up
                        to the time of such re-entry, dispossess and/or
expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein, contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of th rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and ay suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements and/or decorations in the demised premises as Owner, in Owner's (35) judgement, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let for failure to collect the rent thereof under such re-letting, and in no event shall Tenant shall be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mentioned in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

FEES AND                19. If Tenant, shall default (36) in the observance or
EXPENSES:               performance of any term or covenant on Tenant's part to
                        be observed or performed under or by virtue of any of
the terms or provisions in any article of this lease, then, unless otherwise provided, elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within (37) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

BUILDING                20. Owner shall have the right at any time without the
ALTERATIONS             same constituting an eviction and without incurring
AND MANAGEMENT          liability to Tenant therefor to change the arrangement
                        and/or location of public entrances, passageways,
doors, doorways, corridors, elevators, stairs, toilets or other public parts of the buildings (38) and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions, and improvements.
(38A) Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls or the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

NO REPRESENTATIONS:     21. Neither Owner nor Owner's agents have made any
BY OWNER                representations or promises with respect to the physical
                        condition of the building, the land upon which
it is erected or the demises premises, the rents, leases, expenses or operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demises premises by Tenant shall be conclusive evidence that the same premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

END OF                  22. Upon the expiration or other termination of the
TERM:                   term of this lease, Tenant shall quit and surrender to
                        Owner the demised premises, broom clean, in good order
and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

QUIET                   23. Owner covenants and agrees with Tenant that upon
ENJOYMENT:              Tenant paying the rent and additional rent and
                        observing and performing all the terms, covenants and
conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

FAILURE                 24. If Owner is unable to give possession of the
TO GIVE                 demised premises on the date of the commencement of the
POSSESSION:             term hereof, because of (39) the holding over or
                        retention of possession of any tenant, undertenant or
occupants or, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term fo this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession) until after Owner shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

NO WAIVER:              25. The failure of Owner to seek redress for violation
                        of, or to insist upon the strict performance of any
covenant or condition of this lease or of any of the Rules or Regulations, set froth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises. (40)

WAIVER OF               26. It is mutually agreed by and between the Owner and
TRIAL BY JURY:          Tenant that the respective parties hereto shall and
                        they hereby do waive trial by jury in any action,
proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4.
(41)

INABILITY TO            27. This Lease and the obligation of Tenant to pay rent
PERFORM:                and hereunder perform all of the other covenants and
                        agreements hereunder on the part of Tenant to be
performed shall in no wise be affected, impaired or excused because Owner insurable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause (42) including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

BILLS AND               28. Except as otherwise in this lease provided, a bill,
NOTICES:                statement, notice or communication which Owner may
                        desire or be required to give to Tenant, shall be
deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

SERVICES                29.  Owner shall provide: (a) necessary elevator
PROVIDED BY             facilities on business days from 8 a.m. to 6 p.m.
OWNERS:                 and have one elevator subject to call at all other
                        times; (b) heat to the demised premises when and as
required by law, on business days from 8 a.m. to 6 p.m; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Owner's expense 43 provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building;

(44) (**) (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the (45) judgment of Owner for as long as may be reasonably required by reason thereof.
(46) If the building of which the demised premises are a part supplies manually-operated elevator service, Owner at any time may substitute automatic-control elevator service and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder. The same shall be done with a minimum of inconvenience to Tenant and Owner shall pursue the alteration with due diligence.

CAPTIONS:               30. The Captions are inserted only as a matter of
                        convenience and for reference and in no way define,
limit or describe the scope of this lease nor the intent of any provisions thereof.

DEFINITIONS:            31. The term "office", or "offices", wherever used in
                        this lease, shall not be construed to mean premises
used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 29 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

----------------------
(**)        Rider to be added if necessary.

ADJACENT                32. If an excavation shall be made upon land adjacent
EXCAVATION-             to the demised premises, or shall be authorized to be
SHORING                 made, Tenant shall afford to the : person causing or
                        authorized to cause such excavation, license to enter
upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premise form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

RULES AND               33. Tenant and Tenant's servants, employees, agents,
REGULATIONS:            visitors, and licensees shall observe faithfully, and
                        comply strictly with, the Rules and Regulations and
                        such other and further reasonable Rules and Regulations
as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York Office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless th same shall be asserted by service of notice, in writing upon Owner with ten (47) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against ay other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, it servants, employees, agents, visitors or licensees.
(48)

SECURITY:               34. Tenant has deposited with Owner the sum of
                        $250,000.00 (***) as security for the faithful
performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the end of the Lease and after delivery of entire possession of the demised premise to Owner. In the event of sale of the land and building or leasing of the building, of which the demised premise form a part, Owner shall transfer the security to the lendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor it successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

ESTOPPEL                35. Tenant, at any time, and from time to time, upon at
CERTIFICATE:            least 10 days' prior  notice by Owner, shall execute,
                        acknowledge and deliver to Owner, and/or to any other,
person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not (49) there exists any default by Owner under this Lease, and, if so, specifying each such default.

SUCCESSORS AND          36. The covenants, conditions and agreements contained
ASSIGNS:                in this lease shall bind and inure to the benefit of
                        Owner and Tenant and their respective heirs,
distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

-----------------------
(***)       Space to be filled in or deleted.

                 SEE RIDER ANNEXED HERETO AND MADE PART HEREOF.

IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the date and year first above written.

                               111/115 BROADWAY LIMITED PARTNERSHIP
                               By: Eighth Development Corp., a general partner

                               By: /s/
                                   --------------------------------------------
                                   Name:
                                   Title:

                               TRANSACTION INFORMATION SYSTEMS, INC.

                               By: /s/ Jeffrey Najarian
                                   --------------------------------------------
                               Name: Jeffrey Najarian
                               Title:  President

Witness for Tenant:

-------------------------     -----------------------------------------

                           ACKNOWLEDGMENTS

                            CORPORATE TENANT
                            STATE OF NEW YORK  ss.:
                            County of

                               On this     day of              , 19     , before
                            me                   personally came          to me
                            known, who being by me duly sworn, did depose and say that he resides in

                            that he is the                  of

                            the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal affixed ro said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that h signed his name thereon by like order.

                              -----------------------------------------

                            INDIVIDUAL TENANT
                            STATE OF NEW YORK  ss.:
                            County of

                               On this     day of                , 19   , before
                            me                        personally came       to
                            me known and known to me to be the individual described is and who, as TENANT, executed the foregoing instruments and acknowledged to me that
                                      h e executed the same.

                              -----------------------------------------

                             INSERTS TO PRINTED FORM

         1. (which shall not be unreasonably withheld or delayed in the case of nonstructural alterations that do not affect Building systems and are made wholly within the demised premises, except that Tenant may, without Owner's consent, perform decorative work within the demised premises such as painting, installation of fixtures and wall and floor coverings provided, however, that Tenant shall give Owner at least ten
                  (10) days notice of the performance of any such decorative work and that no building department permit or notice is required therefor). In no event and under no circumstances, however, shall Tenant alter, modify or damage the stained glass mural depicting the history of law as told by Hamurabi, or the stained wood crown moldings in the demised premises, both of which Owner believes are of historical significance and value.

         2.       , which consent shall not be unreasonably withheld or delayed,

         3. , which approval shall not be unreasonably withheld or delayed.

         4.       reasonably

         5.       or as otherwise permitted by law.

         6. except that Owner may elect to require Tenant to remove any Specialty Alterations (as hereinafter defined) constructed by or on behalf of Tenant (or anyone claiming under or through Tenant), at Tenant's expense, by giving written notice to Tenant at least thirty (30) days prior to the expiration of the term of this lease. Owner shall indicate at the time at which Owner shall give its consent to any Specialty Alteration whether Owner may wish to require such Specialty Alteration to be demolished and removed at the expiration or earlier termination of the term of this lease provided that Tenant submits a written request for such determination at the time that Tenant delivers plans and specifications for such Specialty Alterations to Owner for its consent. As used herein, the term "Specialty Alteration" shall mean kitchens, vaults, bathrooms and waste lines, internal staircases, dumbwaiters, supplemental air conditioning systems, libraries, computer centers, trading areas, structural steel and other floor load reinforcing systems and any alteration that shall penetrate the floor slab of the demised premises and/or any alteration of a structural element of the Building.

         7. , reasonable wear and tear and damage caused by casualty for which Tenant is not otherwise responsible excepted,

         8. selected by Tenant and approved by Owner, which approval shall not be unreasonably withheld or delayed.

         9. Notwithstanding anything to the contrary contained in this lease, all work performed or caused to be performed by Owner resulting in any material interruption of the service to be provided to Tenant by Owner pursuant to this lease, shall be performed diligently and in a good and workerlike manner in an effort to minimize interference with the conduct of Tenant's business in the demised premises. In the event that such work renders the demised premises completely unusable for a period of ten (10) consecutive business days, the Base Rent thereafter due hereunder shall abate until such time as Owner has substantially completed the work or otherwise rendered the demised premises again usable. Nothing contained herein or otherwise shall, however, be deemed to require Owner to pay for overtime charges or perform work at hours other than normal business hours.

         10. Owner represents that to its knowledge, without independent inquiry, it has not received notice of any violation of any Legal Requirements (as hereinafter defined) with respect to the demised premises which remains uncured or which will not be cured during the performance of Owner's Work (as hereinafter defined).

         11.      reasonable

         12.      reasonably

         13. otherwise in effect, provided that Tenant shall not be responsible for any increase in insurance rates due to Tenant's use of the demised premises as general and executive offices if Tenant otherwise complies with all of the provisions of this lease and the Rules and Regulations annexed hereto or hereafter created in accordance with the terms hereof.

         14.      reasonable

         15.      or willful acts

         16.      to be performed or observed by Tenant,

         17. and Owner shall elect to terminate leases covering at least thirty-five (35%) percent of the rentable area of the Building,

         18.      Owner's

         19. Notwithstanding anything in this Article to the contrary, if the demised premises or any part thereof shall be damaged by fire or other casualty as set forth in this Article and if Owner is required to or elects to repair and restore the demised premises, and Owner has not substantially completed the required repairs and restored the demised premises within nine (9) months after the date of such fire or other casualty, or within such period thereafter (not to exceed three (3) months) as shall equal the aggregate period Owner may have been delayed in doing so by adjustment of insurance, labor trouble, governmental controls, acts of god, or any other cause beyond Owner's reasonable control), then Tenant shall, during the ten (10) day period (time being of the essence) following the expiration of such nine (9) month period, or if extended as aforesaid, such extended period, have the right to elect to terminate this lease upon written notice to Owner and such election shall be effective as of the date which is thirty (30) days after the date of such notice, unless Owner substantially completes the restoration within such thirty
                  (30) day period.

         20. the date that Owner shall have substantially completed its restoration of the demised premises. Owner shall give Tenant at least ten (10) days prior notice of the expected date of substantial completion of such restoration.

         21.      or betterments made by or for the benefit of

         22. Nothing in this Article shall be construed to limit or assign Tenant's right to seek to recover damages from the condemning authority with respect to moving expenses, loss of trade fixtures and other personal property of Tenant, provided, however, that any such action or claim by Tenant does not delay the recovery of or reduce the amount of Owner's award.

         23.      and upon reasonable prior notice (which may be oral)

         24.      reasonably

         25. Owner shall use reasonable efforts to minimize interference with the conduct of Tenant's business caused by such installations (but Owner shall not be required to utilize overtime labor or pay overtime wages in connection therewith) and shall restore the demised premises to a finished condition upon completion of such work.

         26. without notice in the event of an emergency and otherwise only after reasonable notice (which may be oral)

         27. Owner represents that, to its knowledge, without independent inquiry, the Building complies with applicable zoning requirements and that applicable zoning requirements permit the use of the demised premises for office purposes. Owner believes that the Building was constructed prior to the date on which the City of New York began issuing and requiring certificates of occupancy and that none has heretofore been issued for the Building.

         28.      which is not stayed within one hundred twenty (120) days,

         29.      seven (7%) percent

         30.      including

         31.      Section 365

         32. seven (7) days notice to Tenant in the case of a monetary default or twenty (20) days notice to Tenant in the case of any other default

         33. twenty (20) day period (it being acknowledged by Tenant that any monetary default can be completely cured within the aforesaid seven (7) day period)

         34.      the aforesaid

         35.      sole but reasonable

         36. beyond any applicable notice and cure period herein set forth (except that the expiration of any applicable notice and cure period shall not be required in the event of emergency)

         37.      ten (10)

         38. (provided that Tenant's access to the demised premises is not materially adversely affected and that the rentable area of the demised premises is not materially reduced)

         38A. provided, however, that if the performance of such alterations, additions and improvements by Owner renders the demised premises completely unusable for a period of ten (10) consecutive business days, the Base Rent thereafter due hereunder shall abate until such time as Owner has substantially completed such alterations, additions and improvements or otherwise rendered the demised premises again usable.

         39. fire, casualty or any other event beyond Owner's control other than

         40. The failure of Tenant to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The payment by Tenant of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Tenant unless such waiver be in writing signed by Tenant.

         41. except for a mandatory counterclaim or a counterclaim which Tenant would otherwise be estopped from asserting if not made in such proceeding.

         42.      beyond Owner's reasonable control

         43. in accordance with the specifications and conditions set forth on Exhibit C annexed hereto and made a part hereof

         44. that is in excess of normal office refuse or differs in kind therefrom

         45.      reasonable

         46. Notwithstanding anything to the contrary contained in this lease, all work performed or caused to be performed by Owner resulting in any interruption of services to be supplied by Owner to Tenant under this lease, shall be performed diligently and in a good and workerlike manner so as to minimize interference with the conduct of Tenant's business in the demised premises. Nothing contained herein or otherwise shall, however, shall be deemed to require Owner to pay for overtime charges or perform work at hours other than normal business hours.

         47.      twenty (20)

         48. Owner shall not unreasonably discriminate against Tenant in its enforcement of any rules and regulations now or hereafter adopted.

         49.      to Tenant's knowledge

                  RIDER ANNEXED TO AND MADE A PART OF LEASE DATED AS OF AUGUST 28, 1996 BETWEEN 111/115 BROADWAY LIMITED PARTNERSHIP, AS OWNER, AND TRANSACTION INFORMATION SYSTEMS, INC., AS TENANT, COVERING THE RENTABLE PORTION OF THE 20TH FLOOR AND A PORTION OF THE 21ST FLOOR AT 115 BROADWAY, NEW YORK

         37.      Adjustments of Rent:

         (a) For the purposes of this Article, the following definitions shall apply:

                  (i) The term "Taxes" shall mean: (x) all real estate taxes, assessments, sewer rents and water charges, governmental levies, municipal taxes, county taxes, business improvement district levies and assessments and any other governmental or quasi-governmental charge, general or special, ordinary or extraordinary, unforeseen as well as foreseen, of any kind or nature whatsoever, which are or may be assessed, levied or imposed upon all or any part of the Building, the land thereunder (the "Land") and/or the sidewalks, plazas or streets in front of or adjacent thereto, including any tax, excise or fee measured by or payable with respect to any rent, and levied against Owner and/or the Land and/or Building, under the laws of the United States, the State of New York, or any political subdivision thereof, or by The City of New York, or any political subdivision thereof; and (y) any expenses incurred by Owner in contesting any of the foregoing or the assessed valuations of all or any part of the Land and the Building, or collecting any refund. If, due to a future change in the method of taxation or in the taxing authority, a new or additional real estate tax, or a franchise, income, transit, profit or other tax or governmental imposition, however designated, shall be levied against Owner, and/or the Land and/or the Building, in addition to, or in substitution in whole or in part for any tax which would constitute "Taxes", or in lieu of additional Taxes, such tax or imposition shall be deemed for the purposes hereof to be included within the term "Taxes".

                  (ii) The term "Tax Year" shall mean each period of twelve months commencing on the first day of July or such other period of twelve months as hereafter may be duly adopted as the fiscal year for real estate tax purposes of The City of New York.

                  (iii) The term "Tax Base" shall mean the product obtained by multiplying: (x) the amount for which the Land and the Building are assessed for the purpose of establishing real estate taxes to be paid by Owner for the Tax Year commencing July 1, 1996 and ending on June 30, 1997; by (y) the real estate tax rate for such Tax Year.

                  (iv) The term "Tenant's Proportionate Share" shall mean 6.1%

                  (v) The term "Wage Rate" shall mean the regular average hourly wage rate required to be paid to Porters (as hereinafter defined) in Class A Office Buildings (as hereinafter defined) pursuant to any agreement between the Realty Advisory Board on Labor Relations, Incorporated or any successor thereto (hereinafter referred to as "R.A.B.") and Local 32B/32J of the Building Service Employees International Union AFL-CIO, or any successor thereto (hereinafter referred to as "Local 32B"), provided that if any such agreement shall require Porters to be regularly employed on days or during hours when overtime or other premium pay rates are in effect, then the term "regular average hourly wage rate" shall mean the regular average hourly wage rate for the hours in a calendar week which Porters are required to be regularly employed (whether or not actually at work in the Building), e.g., if, for example, as of November 1, 1980, an agreement between R.A.B. and Local 32B required the regular employment of Porters for 40 hours during a calendar week at a regular average hourly wage of $4.00 for the first 30 hours and at an overtime hourly average wage of $5.00 for the remaining 10 hours, then the regular average hourly wage rate as of November 1, 1980, would be the quotient arrived at by dividing the total weekly average wages ($170.00) by the total number of required hours of employment (forty (40)), or $4.25. The computation of the regular average hourly wage rate shall be done on the same basis whether based on an hourly or other pay scale but shall be predicated on the number of hours in a work week, regardless of who is obligated to pay same. Such regular average hourly wage rate shall be exclusive of the monetary value or cost of all fringe benefits. If there is no agreement between R.A.B. and Local 32B in effect as of the date of any Escalation Statement (as hereinafter defined), the computations shall be made on the basis of the regular average hourly wage rate being paid by Owner or by the contractor performing porter or cleaning services for Owner as of the date of such Escalation Statement and appropriate retroactive adjustments shall be made when (and if) the regular average hourly wage rate paid as of the date of such Escalation Statement is finally determined. If length of service shall be a factor in determining any element of wages, it shall be conclusively presumed that all employees have two (2) years of service. The Wage Rate is intended to be an index in the nature of a cost of living index, and is not intended to reflect the actual costs of wages or expenses incurred by Owner in connection with the Building.

                  (vi) The term "Porters" shall mean that classification of employee engaged in the general maintenance and operation of Class A Office Buildings most nearly comparable to the classification now applicable to porters in the current agreement between R.A.B. and Local 32B (which classification is presently termed "others" in said agreement).

                  (vii) The term "Class A Office Buildings" shall mean office buildings in the same class or category as the Building under any building operating agreement between R.A.B. and Local 32B, regardless of the designation given to such office buildings in any such agreement.

                  (viii) The term "Wage Rate Multiple" shall mean 24,288.

                  (ix) The term "Base Wage Rate" shall mean the Wage Rate for the calendar year 1997.

                  (x) The term "Escalation Statement" shall mean a statement setting forth the amount payable by Tenant for a specified Tax Year or calendar year (as the case may be) pursuant to this Article.

          (b) If the Wage Rate for any calendar year shall be greater than the Base Wage Rate, Tenant shall pay to Owner as additional rent for the demised premises for such year an amount equal to the product obtained by multiplying the Wage Rate Multiple by the difference between the Wage Rate for such year and the Base Wage Rate.

         (c) (i) Tenant shall pay as additional rent for each Tax Year, all or any part of which occurs during the term hereof, a sum (hereinafter referred to as "Tenant's Tax Payment") equal to Tenant's Proportionate Share of the amount by which the Taxes for such Tax Year exceed the Tax Base. Any amount payable by reason of the provisions of this Article 37(c)(i) shall be payable within thirty
(30) days after Owner shall furnish to Tenant an Escalation Statement with respect to Taxes for any Tax Year.

                  (ii) If the real estate tax fiscal year of The City of New York shall be changed during the term of this lease, any Taxes for such fiscal year, a part of which is included within a particular Tax Year and a part of which is not so included, shall be apportioned on the basis of the number of days in such fiscal year included in the particular Tax Year for the purpose of making the computations under this Article.

                  (iii) If Owner shall receive a refund of Taxes for any Tax Year, Owner shall permit Tenant to credit against rental payments next due hereunder Tenant's Proportionate Share of the refund but not to exceed the amount of Tenant's Tax Payment actually received by Owner in respect of the Tax Year to which such refund applies.

                  (iv) If the Tax Base is reduced for any reason whatsoever, Owner shall adjust the amount of each Tenant's Tax Payment previously made, and Tenant shall pay the amount of said adjustment within thirty (30) days after Owner's request therefor.

         (d) Tenant shall pay to Owner upon demand, as additional rent, any occupancy tax or rent tax now in effect or hereafter enacted, if payable by Owner in the first instance or hereafter required to be paid by Owner.

         (e) Any amount payable by reason of the provisions of Article 37(b) hereof shall commence as of the first day of the relevant calendar year and, after Owner shall furnish Tenant with an Escalation Statement relating to such year, all monthly installments of rent shall reflect one-twelfth of the annual amount due thereunder until a new Escalation Statement is rendered to Tenant, provided, however, that if said Escalation Statement is furnished to Tenant after the commencement of such calendar year, there shall be promptly paid by Tenant to Owner, an amount equal to the portion of such adjustment allocable to the part of such year which shall have elapsed prior to the first day of the calendar month next succeeding the calendar month in which said Escalation Statement is furnished to Tenant. In the event that by reason of any Legal Requirement, an increase in the Wage Rate for any year is reduced or does not take effect, or increases in the Wage Rate for any year are limited or prohibited, then during the period beginning on the effective date of any such Legal Requirement and ending on the date that such Legal Requirement shall cease to be in effect (hereinafter called the "Control Period"), the Wage Rate for purposes of the adjustment payments to be made by Tenant in accordance with
Article 37(b) hereof, shall be deemed to increase for each year during the Control Period that the Wage Rate is affected by such Legal Requirement at the same annual rate that the same increased for the year immediately preceding the first year affected by such Legal Requirement.

         (f) In the event that the Expiration Date shall be a day other than the last day of a Tax Year or a calendar year, in applying the provisions of this Article appropriate adjustments shall be made to reflect the portion of such Tax Year or calendar year which shall have elapsed prior to the Expiration Date.

         (g) Payments shall be made pursuant to this Article notwithstanding the fact that an Escalation Statement is furnished to Tenant after the expiration of the term of this lease.

         (h) In no event shall the Base Rent ever be reduced by operation of this Article and the rights and obligations of Owner and Tenant under the provisions of this Article with respect to any additional rent shall survive the expiration or sooner termination of this lease. Owner's failure to render an Escalation Statement with respect to any period shall not prejudice Owner's right to thereafter render an Escalation Statement with respect thereto or with respect to any subsequent period.

              (i) (i) Owner believes that the Building qualifies for a real property tax abatement and other tax and/or expense reductions (collectively hereinafter referred to as an "Abatement") applicable to pre-1975 buildings in lower Manhattan pursuant to the Lower Manhattan Plan (1995 NY A.B. 8028), effective October 29, 1995 (the "Commercial Revitalization Program"). Owner acknowledges that Tenant may request that Owner join Tenant in executing a Commercial Revitalization Program Application and required annual updates (hereinafter collectively referred to as an "Application"). Owner agrees to join Tenant in executing an Application subject to Tenant's agreement to, and compliance with, the terms of this paragraph.

                  (ii) Tenant agrees that if Tenant requests Owner to join Tenant in executing an Application, Tenant shall pay: (A) all costs and expenses arising in connection with the Application, including, without limitation, any application fee and/or filing fee; and (B) all reasonable fees and disbursements for professional services utilized by Owner in connection therewith including, without limitation, legal, accountant's and clerical fees. Tenant agrees that compliance with all requirements ancillary to the Application and the Abatement shall be the sole responsibility of Tenant and that Owner shall bear no responsibility therefor. Owner's only obligation in connection with an Application shall be to reasonably cooperate with Tenant in executing the same, it being understood that Owner shall bear no responsibility for the accuracy or completeness of any Application. Owner shall not be required to join Tenant in executing an Application or any ancillary documentation if doing so would result in any cost, loss, damage or liability to Owner or if such Application and/or ancillary documents are not accurate and complete in every respect. Owner makes no representation that the Building, the demised promises or this lease are eligible for an Abatement nor that an Abatement will be obtained in connection this lease (or, if obtained, that an Abatement will continue in effect).

                  (iii) Tenant acknowledges that Tenant's obligation to pay Base Rent, additional rent and/or any other charges (collectively hereinafter referred to as "Rent") due hereunder shall continue unaffected if an Application made in connection with this lease is rejected (or if an Abatement, once obtained, does not continue to be in effect). The Rent set forth herein does not reflect any Abatement. If an Abatement is granted in connection with this lease, Owner shall adjust the Rent payable hereunder to accurately reflect such Abatement as of the date that such Abatement takes effect but only for as long as it remains in effect. Tenant hereby agrees that Tenant shall be entitled to the benefits of an Abatement only to the extent that Owner's real property tax payments are actually reduced pursuant to such Abatement, and Tenant shall not be entitled to any reduction in Rent by reason of any abatement or reduction in real property taxes for any reason other than an Abatement.

                  (iv) Tenant hereby acknowledges that, in order to qualify for an Abatement, Owner and/or Tenant must timely spend a specified minimum amount per square toot (the "Expenditure Minimum") in preparing the demised promises and/or the common areas of the Building for Tenant's occupancy but that Owner shall have no obligation to: (i) make any expenditure in connection with Owner's Work, or otherwise, which Owner is not otherwise obligated to make under other provisions of this lease; or (ii) consent to any improvements to be made by Tenant in or to the demised premises to which Owner is not otherwise required hereunder to consent.

                  (v) The calculation of the square footage of the demised premises for purposes of: (i) completing an Application; (ii) determining the Expenditure Minimum; and/or (iii) calculating the amount of any Abatement available with respect to this lease shall be made utilizing the ratio of Tenant's Proportionate Share to the New York City Department of Finance listing of the square footage of the Building. Tenant hereby agrees that the foregoing method of calculating the square footage of the demised premises may differ from and shall have no application with respect to any other provision of this lease and shall not otherwise be utilized by Tenant in calculating Rent, determining the size of the demised premises, measuring the relationship of the size of the demised premises to the Building or other space therein or otherwise assessing any of Tenant's rights or obligations hereunder or otherwise. Tenant hereby acknowledges that any Abatement granted in connection with this lease may be revoked if real estate taxes or water or sewer charges or other lienable charges on the Building are unpaid for one (1) year. In the event that an Abatement is revoked due to the wrongful or negligent failure of Owner to pay real estate taxes or water or sewer charges or other lienable charges on the Building, Owner agrees that Tenant shall be entitled to a credit against Base Rent in the amount of the Abatement which would otherwise have been available to Tenant but for Owner's negligent or wrongful failure to make such payments.

         38.      Electricity:

         (a) Owner shall supply electricity to the demised premises on a submetered basis and Tenant will pay Owner or Owner's designated agent, as additional rent for supplying electricity, the sum of: (i) an amount computed by applying Tenant's actual consumption and demand for the billing period in question (as measured by the submeters installed for that purpose) to the rates then in effect pursuant to which Owner purchases electricity for the Building; plus (ii) ten (10%) percent of such amount. If more than one (1) submeter measures the service of Tenant in the Building, the service rendered through each submeter may be computed and billed separately in accordance with the rates herein. Bills therefor shall be rendered at such time as Owner may reasonably elect and the amount as computed from a submeter, shall be deemed to be, and paid as additional rent within thirty (30) days of rendition thereof. If any tax is imposed on Owner's receipt from the sale or resale of electricity to Tenant by any federal, state or municipal authority, Tenant covenants and agrees that where permitted by law, Tenant's pro rate share of such tax shall be passed on to, and included in the bill of, and paid by, Tenant to Owner. If any submeters or other equipment must be installed to furnish electric service to the demised premises on a submetered basis, as herein provided, the same shall be installed by Owner at Owner's expense.

         (b) Owner shall not be liable in any way to Tenant for any failure or defect in the supply or character of electricity or other utilities furnished to the demised premises by reason of any requirement, act or omission of the public utility serving the Building with electricity or other utilities or for any other reason, except to the extent that such failure or defect was caused by the negligent acts of Owner in which case Owner shall promptly take such steps as are necessary to restore such services to the demised premises. Owner shall supply seven (7) watts of electricity per rentable square foot of the demised premises on a demand load basis, in addition to the electricity which powers the A/C Units (as hereinafter defined). Tenant's use of electricity in the demised premises shall not at any time exceed the capacity of any of the electrical conductors, machinery and equipment in or otherwise serving the demised premises. In order to ensure that such capacity is not exceeded and to avert possible adverse effect upon the electric service in the Building, Tenant agrees not to connect any additional electric equipment, fixtures, machinery or appliances of any type to the Building electric distribution system, nor any additional electric equipment, fixtures, machinery or appliances of any type to the electrical distribution system serving the demised premises other than a computer server, desk top computers, computer monitors, printers and other computer-related equipment, small office copiers, lamps, typewriters and other small office machines which consume comparable amounts of electricity, which would substantially increase Tenant's electrical requirements subsequent to the original installation, without Owner's prior written consent, which consent shall not be unreasonably withheld. Any additional risers, feeders, or other equipment proper or necessary to supply Tenant's electrical requirements, upon written request of Tenant, will be installed by Owner, at the sole cost and expense of Tenant, if, in Owner's sole judgment, the same are necessary and will not cause permanent damage or injury to the Building or the demised premises, or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repair or expense or interface with or disturb other tenants or occupants.

         (c) Owner reserves the right to discontinue furnishing electricity to Tenant at any time upon sixty (60) days' written notice to Tenant, provided that Owner has elected to discontinue furnishing electricity to thirty (30%) percent or more of the office tenants in the Building, and from and after the effective date of such termination, Owner shall no longer be obligated to furnish Tenant with electricity, provided, however, that such termination date may be extended for such time as is reasonably necessary for Tenant to make arrangements to obtain electricity directly from the public utility company servicing the Building. If Owner exercises such right of termination, this lease shall remain unaffected thereby and shall continue in full force and effect, and Tenant shall diligently arrange to obtain electricity directly from the public utility company servicing the Building, and may utilize the then existing electric feeders, risers and wiring serving the demised premises to the extent available and safely capable of being used for such purpose and only to the extent of Tenant's then authorized connected load. To the extent that modifications to the existing electric feeders, risers and wiring are necessary for Tenant to obtain electricity directly from the public utility company servicing the Building, Owner shall bear the cost of such modifications. Owner shall be obligated to pay no part of any cost required for Tenant's direct electric service other than the cost of the aforesaid modifications.

         39.      Heat And Air-Conditioning:

         (a) Any use of the demised premises, or any part thereof, or rearrangement of partitioning in a manner that interferes with normal operation of the heat system and the A/C Units (hereinafter called the "systems") serving the same, may require changes in such systems. Such changes, so occasioned, shall be made by Tenant, at its expense, subject to Owner's prior written approval of such changes, which shall not be unreasonably withheld. Tenant shall not make any change, alteration or addition to or substitution of components of the systems without Owner's prior written approval, which shall not be unreasonably withheld.

         (b) Owner shall maintain and operate the heating system serving the demised premises at its sole cost and expense.

         (c) The demised premises shall be equipped with a combination of water-cooled and air-cooled air conditioning units (the "A/C Units"). Tenant shall, at its sole cost and expense, enter into and maintain a contract with a reputable air conditioning service company reasonably acceptable to Owner which shall provide for such regular maintenance of the A/C Units as is necessary for the same to remain in good working order. Provided that Tenant complies with its obligation to provide for such regular maintenance of the A/C Units, Owner shall pay the cost of performing any unusual or extraordinary repairs to the A/C Units and, if necessary, replacing the same.

         40.      Subordination:

         (a) In the event of any act or omission of Owner that would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this lease, or to claim a partial or total eviction, Tenant shall not exercise such right: (i) until it has given written notice of such act or omission to Owner and the holder of each superior mortgage and the lessor of each superior lease whose name and address shall previously have been furnished to Tenant in writing; and (ii) until the day which is sixty (60) days after the date on which such notice was given (provided, however, that if such act or omission shall be one that is not capable of being remedied by Owner or such holder or lessor within such sixty (60) day period, and provided further, that Owner or such holder or lessor shall have given Tenant written notice of its intention to remedy such act or omission and shall have commenced and continued to do so with due diligence, such sixty (60) day period shall be extended for an additional 120 days), provided, however, that such sixty (60) day period (or 180 day period if extended as aforesaid) shall not be less than the time available for cure reserved to any holder or lessor under such superior mortgage or superior lease, as the case may be.

         (b) If the lessor of a superior lease or the holder of a superior mortgage shall succeed to the rights of Owner under this lease, whether through possession or foreclosure action or delivery of a new lease or deed, then, at the request of the party so succeeding to Owner's rights (herein sometimes called a "successor landlord") and upon such successor landlord's written agreement to accept Tenant's attornment, Tenant shall attorn to and recognize such successor landlord as Tenant's landlord under this lease, and shall promptly execute and deliver any instrument that such successor landlord may reasonably request to evidence such attornment. Upon such attornment, this lease shall continue in full force and effect as, or as if it were, a direct lease between the successor landlord and Tenant, upon all of the terms, conditions and covenants as are set forth in this lease and shall be applicable after such attornment, except that the successor landlord shall not: (i) be liable for any act or omission of Owner; (ii) be subject to any offset that shall have theretofore accrued to Tenant; or (iii) be bound by any modification of this lease or any prepayment of more than one month's rent (which shall not be deemed to include the security on deposit in accordance with Articles 34 and 55 hereof) unless such modification or prepayment shall have been expressly approved in writing by the lessor of the superior lease or the holder of the superior mortgage through, or by reason of, which the successor landlord shall have succeeded to the rights of Owner under this lease.

         (c) Notwithstanding anything to the contrary contained herein or in
Article 7 hereof, Owner shall provide to Tenant concurrently with the execution of this lease a subordination, nondisturbance and attornment agreement substantially in the form of Exhibit D annexed hereto and made a part hereof from the first mortgagee of the Building. Owner shall use reasonable efforts to obtain a subordination, nondisturbance and attornment agreement benefitting Tenant from any future mortgagee of the Building on such mortgages's standard form but Owner shall not be liable to Tenant and Tenant shall not have any rights to terminate this lease or affect the subordination of this lease should Owner fail or be unable to obtain such nondisturbance agreement or should same be unacceptable to Tenant.

         41.      Subletting and Assignment:

         (a) If Tenant desires to assign this lease or sublet all or part of the demised premises, Tenant shall promptly notify Owner thereof. Upon obtaining a proposed assignee or subtenant upon terms satisfactory to Tenant, Tenant shall submit to

Owner in writing a request for Owner's consent, together with: (i) the name of the proposed assignee or subtenant; (ii) the terms and conditions of the proposed assignment or subletting; (iii) a copy of the proposed sublease or assignment, (iv) a description of the nature and character of the business which the proposed assignee or subtenant proposes to conduct in the demised premises;
(v) current financial statements and banking and other references of such proposed assignee or subtenant; and (vi) such other Information concerning such proposed assignment or subletting as Owner may reasonably request. Within thirty
(30) days following Owner's receipt of the items specified in this Paragraph (a) Owner may notify Tenant that Owner elects to cancel this lease if Tenant has requested consent to an assignment of this lease or a subletting of all or substantially all of the demised premises (or of a part thereof which, when aggregated with all portions thereof previously sublet, exceeds fifty percent (50%) of the demised premises), or to cancel this lease as to the portions of the demised premises which Tenant proposes to sublet in any other instance, in which event such cancellation shall become effective on the date proposed by Tenant for such assignment or subletting and this lease shall thereupon terminate on said date (in whole or in part, as the case may be) with the same force and effect as if said date were the expiration date of this lease.

         (b) In the event that Owner shall not exercise its option and election to cancel under Paragraph (a) of this Article, then provided that Tenant is not then in default hereunder, Owner shall not unreasonably withhold or delay its consent to the proposed assignment or subletting if Owner, in its reasonable discretion, is satisfied as to the reputation and financial responsibility of the proposed assignee or subtenant and that the business of the proposed assignee or subtenant will be conducted in the demised premises in a manner consistent with the character and reputation of the Building.

         (c) As conditions precedent to granting consent to any proposed assignment or subletting, Owner may require that: (i) in the case of a proposed sublease, Tenant first agree, in a written agreement satisfactory to Owner (which agreement shall be secured by a collateral assignment of any such sublease) to pay monthly to Owner, as additional rent hereunder, an amount equal to fifty (50%) percent of any and all rent and/or other consideration payable by the proposed subtenant to Tenant (after deducting reasonable out-of-pocket brokerage and legal fees actually paid by Tenant to consummate the sublease and the actual costs paid by Tenant to prepare the demised premises for such proposed subtenant's occupancy (amortized on a straight line basis over the term of such sublease), including cash contributions paid for the proposed subtenant's installations and improvements, and any rent concessions (amortized on a straight line basis over the term of such sublease) granted to the proposed subtenant) to the extent that such rent and/or other consideration exceeds the Base Rent and additional rent payable pursuant to Article 37 hereof at the time payable hereunder by Tenant; (ii) in the case of a proposed assignment, Tenant pay to Owner, as additional rent hereunder, fifty (50%) percent of any and all consideration payable by the proposed assignee to Tenant (after deducting reasonable out-of-pocket brokerage and legal fees actually paid by Tenant to consummate the assignment and the actual costs paid by Tenant to prepare the demised premises for such proposed assignee's occupancy); (iii) Tenant and its proposed assignee or subtenant provide Owner with such other information as it may reasonably request, including (but not limited to) a certification in affidavit form of all rental and other consideration proposed to be paid in connection with the proposed assignment or subletting; and (iv) the proposed assignment or sublease and the documentation evidencing and/or executed or delivered in connection with same shall be otherwise reasonably acceptable to Owner.

         (d) Tenant hereby acknowledges and agrees that notwithstanding Owner's failure or refusal to consent to a proposed assignment or subletting or its exercise of its option set forth in Paragraph (a) of this Article, Owner shall have the right to, and shall incur no liability to Tenant, if Owner should subsequently lease the demised premises (or any part thereof) or any other space in the Building to any assignee or subtenant proposed by Tenant.

         (e) If Owner shall grant its consent to a proposed assignment of this lease or subletting of the demised premises, such consent and the effectiveness of any such assignment or subletting shall nevertheless be conditioned upon Tenant delivering to Owner at least five (5) business days prior to the effective date thereof: (i) an executed duplicate original of the sublease or assignment in the form previously approved by Owner; and (ii) In the event of an assignment, an assumption agreement wherein the assignee agrees to assume directly for the benefit of Owner all of the terms, covenants and conditions of this lease to be performed by Tenant and which provides that the tenant named herein and such assignee shall be jointly and severally liable for the performance of all of the terms, covenants and conditions of this lease. Every assignment of this lease or subletting hereunder shall be expressly subject to the condition and restriction that the lease or sublease shall not be further assigned, encumbered or otherwise transferred or the subleased premises further sublet by the subtenant in whole or in part, or any part of the demised premises used or occupied by others, without again first complying with all of the provisions of this Article. Every subletting hereunder shall be subject to the express condition, and by accepting a sublease hereunder each subtenant shall be conclusively deemed to have agreed, that such sublease is subject and subordinate to this lease in all respects and that if this lease should be terminated prior to the expiration date herein set forth or if Owner shall succeed to Tenant's estate in the demised premises, then at Owner's election the subtenant shall attorn to and recognize Owner as the subtenant's landlord under the sublease, any provision of law to the contrary notwithstanding; and the subtenant shall promptly execute and deliver to Owner any Instrument Owner may reasonably request to evidence such attornment, and each subtenant shall conclusively be deemed to have appointed Owner its attorney-in-fact to execute and deliver any such certificate for and on behalf of such subtenant in the event that such subtenant has failed to deliver such certificate within ten
(10) days after Owner has requested the same.

         (f) If this lease is assigned, Tenant covenants and agrees that the terms, covenants and conditions of this lease may be changed, altered or modified in any manner whatsoever by Owner and the assignee without the consent of Tenant and that no such change, alteration or modification shall release Tenant from the performance by it of any of the terms, covenants and conditions on its part to be performed under this lease. However, any such change, alteration or modification which would have the effect of increasing or enlarging Tenant's obligations or liabilities under this lease shall not, to the extent only of such increases or enlargement, be binding upon Tenant.

         (g) Tenant covenants that notwithstanding any subletting of the demised premises, any assignment of this lease, any assumption of this lease by an assignee, Owner's consent to any assignment or subletting and/or Owner's acceptance of rent or additional rent from any subtenant or assignee, Tenant and each immediate and remote successor in interest to Tenant shall and will remain fully liable, jointly and severally (as a primary obligor) for the payment of the Base Rent and additional rent due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this lease on the part of Tenant to be performed. Furthermore, the consent by Owner to any assignment, subletting or occupancy shall not in any wise be construed to relieve Tenant from obtaining the express consent, in writing, of Owner to any further assignment, subletting, sub-subletting or occupancy.

         (h) If Tenant shall advertise or list the demised premises or any part thereof in connection with its efforts to assign this lease or sublet all or a portion of the demised premises, Tenant hereby agrees that it shall not state nor make any reference in such advertisement or listing to the rental rate asked for the demised premises or any portion thereof or the consideration asked for this lease (either expressly or in relation to the rents charged or asked by Owner for other space in the Building or other owners with respect to office space in the City of New York).

         (i) A transfer of fifty (50%) percent or greater interest (whether stock, partnership or otherwise) of Tenant shall be deemed to be an assignment of this lease, either in one transaction or in any series of transactions unless such transfer is accomplished by means of a public offering of stock which is registered with the Securities and Exchange Commission or unless such transfer is by a Principal (as hereinafter defined) to a member of, or a direct lineal descendent of a member of, his nuclear family or to an entity owned and controlled by, or a trust created for the benefit, of a member of, or a direct lineal descendent of, his nuclear family. For purposes hereof the term "Principal" shall mean each of Jeffrey Najarian, Edward Shaw, George Stetford, Robert Gold and Mark Arzoomanian.

         (j) Notwithstanding anything contained herein to the contrary, Tenant may assign this lease without Owner's consent (but on not less than ten (10) days prior notice to Owner) to an affiliate, subsidiary or parent of Tenant, to a company into or with which Tenant is merged or consolidated or to a company which purchases all or substantially all of Tenant's assets and in such event Owner shall have no right to cancel this lease pursuant to Paragraph (a) of this Article or receive any consideration as set forth in Paragraph (c) of this Article. For purposes hereof: (i) an affiliate of Tenant shall mean any entity which is directly controlled by or is under common control with Tenant ("control" being interpreted as the ownership of fifty-one percent (51%) or more of the interests in such entity and possession of the power to direct the management and policies of such entity and the distribution of its profits);
(ii) a subsidiary of Tenant shall mean an entity which is controlled by Tenant;
(iii) a parent of Tenant shall mean any entity which owns fifty-one (51%) percent or more of the interests of Tenant and possession of the power to direct the management and policies of Tenant and the distributions of Tenant's profits;
(iv) an entity in which or with which Tenant is merged or consolidated shall mean an entity subject to the jurisdiction of the courts of the State of New York which succeeds Tenant in accordance with applicable statutory provisions for merger or consolidation of entities and which, by operation of law or by effective provisions contained in the instruments of merger or consolidation, fully assumes the liabilities of the entities participating in such merger or consolidation and which has, on the completion of such merger or consolidation, a net worth equal to or greater than Tenant's net worth immediately prior to such merger or consolidation; and (v) an entity which purchases all or substantially all of Tenant's assets shall mean an entity which: (A) is unrelated to Tenant or any affiliate, subsidiary or parent of Tenant; (B) is subject to the jurisdiction of the courts of the State of New York; (C) fully assumes the liabilities and obligations of Tenant under this lease; (D) purchases such assets pursuant to a bona fide, arm's length sale that is not consummated for the purpose of circumventing the restrictions set forth in this Article; and (E) has, on the completion of such sale, a net worth equal to or greater than Tenant's net worth immediately prior to such sale.

         (k) Notwithstanding anything contained herein to the contrary, Tenant may, without Owner's consent (but on not less than ten (10) days prior notice to Owner) sublease an aggregate of twenty (20%) percent of the demised premises and in such event Owner shall have no right to cancel this lease pursuant to Paragraph (a) of this Article or receive any consideration as set forth in Paragraph (c), provided that: (i) no more than three (3) subtenancies shall exist in the demised premises at any one time; (ii) Tenant shall not alter the demised premises to facilitate such subtenancies, separately demise any space within the demised premises or otherwise act in any way to cause the demised premises to appear other than as a single tenant space; (iii) no subtenant shall be permitted to use any portion of the demised premises for a use which is inconsistent with the uses set forth in
Article 2 hereof; and (iv) the granting of such subtenancies shall not create unusual amounts of traffic in the Building. In no event shall anything contained in this Paragraph: (A) operate as a consent to or approval by Owner of any of the provisions, covenants or conditions of the sublease between Tenant and any subtenant and Owner shall not be bound thereby; (B) be construed to modify, waive or affect: (1) any of the provisions, covenants or conditions in this lease; (2) any of Tenant's obligations under this lease, or to waive any breach thereof; or (3) any rights of Owner under this lease; or (C) be construed to enlarge or increase Owner's obligations under this lease, to establish any subtenant as a party entitled to the performance or benefit of any of such obligations, or to confer upon any subtenant any benefits or legal rights under this lease.

         (I) Any assignment or subletting made in contravention of the provisions of Article 11, as modified by this Article, shall constitute a material breach of the covenants contained in said Articles; and any such assignment or subletting shall not be binding upon Owner and, at Owner's option, may be treated as a nullity and of no force or effect whatsoever against Owner.

         Except as specifically set forth in this Article, nothing in this
Article is intended to modify the provisions of Article 11 of this lease.

         42.      Preparation of the Demised Premises:

         Tenant has examined the demised premises and agrees to accept same in their existing condition, "as is" and further agrees that Owner shall have no obligation to perform any work, supply any materials or incur any cost in preparation for Tenant's occupancy except that Owner shall, at its expense, perform the work ("Owner's Work") described and/or depicted in Exhibit B attached hereto and made a part hereof in accordance with all applicable Legal Requirements including, without limitation, The Americans with Disabilities Act of 1990. Owner shall permit Tenant to perform certain work (hereinafter referred to as "Tenant's Initial Construction") in the demised premises during the period that Owner is performing Owner's Work, provided, however, that Tenant shall not delay, impede or interfere with the performance of Owner's Work and provided, further, that: (i) Owner shall have no responsibility for: (a) any damage to or loss of any materials used in or stored in the demised premises in connection with Tenant's Initial Construction; and (b) any damage to the demised premises caused by the performance of Tenant's Initial Construction; (ii) Owner shall have the right to bar Tenant and/or its contractors and agents from the demised premises prior to the Commencement Date if Owner determines, in its sole discretion, that the performance of Tenant's Initial Construction is delaying, impeding or interfering with the performance of Owner's Work; and (iii) there shall be a one (1) day reduction in the rent abatement periods set forth in the first paragraph of this lease (hereinafter referred to as the "Abatement Period") for each day that the performance of Owner's Work is delayed solely by reason of the performance of Tenant's Initial Construction (such reduction in the Abatement Period shall be applied against the portions of the Abatement Period first occurring during the term of this lease). The earlier of the day following the day on which Owner notifies Tenant that Owner's Work is substantially completed or the day Tenant first occupies all or any part of the demised premises for the conduct of its business shall be (and is herein sometimes referred to as) the Commencement Date. For purposes of this lease "substantial completion" of Owner's Work shall mean that the portion of Owner's Work then remaining to be performed, if any, shall have reached the stage of completion such that Tenant can use and occupy all or substantially all of the demised premises (other than, perhaps, a deminimis portion thereof) and operate its business therein with not more than minimal interference by reason of those items still required to complete Owner's Work. The taking of possession of the demised premises or any portion or portions thereof by Tenant shall be conclusive evidence that the same are in any event in satisfactory condition at the time such possession is so taken and that Owner's Work has been satisfactorily completed except for the "punch list" items of which Owner is notified in writing by Tenant within ten (10) business days thereafter. Within ten (10) days after substantial completion of Owner's Work, Owner and Tenant shall execute and deliver a certificate confirming the Commencement Date and the Expiration Date. In no event shall the failure of either party to request any such certificate or the failure or refusal of either party to execute any such certificate in any way affect this lease, the term hereof or any obligations hereunder including, without limitation, Tenant's obligation to pay the Base Rent and additional rent herein reserved and each of the parties' obligations to perform all of the other covenants and agreements herein set forth. If, through no fault of Tenant, the Commencement Date has not occurred on or before: (x) May 16, 1997, Tenant shall be entitled to receive a credit of $1,381.00 for each day following May 16, 1997 that the Commencement Date has not occurred which may be applied against the first installment of Base Rent payable by Tenant after the Commencement Date; and (y) August 16, 1997, Tenant shall have the right, exercisable on or before August 26, 1997 (time being of the essence), to terminate this lease effective as of the date (the "Termination Date") which is thirty (30) days after the date that Owner receives Tenant's notice of termination, except that this lease shall not terminate if the Commencement Date occurs prior to the Termination Date. Tenant acknowledges that Owner's architect is preparing complete plans and specifications ("Owner's Plans") for Owner's Work and Tenant agrees that Owner's Plans shall be deemed acceptable to Tenant in all respects if they incorporate the items set forth in Exhibit B. Tenant agrees that it shall bear the sole cost of any changes to Owner's Plans that Tenant may request, including, without limitation, the cost of modifying Owner's Plans and any increase in the cost of performing Owner's Work that results from such modifications. Moreover, Tenant agrees that there shall be a one (1) day reduction in the Abatement Period for each day (such reduction in the Abatement Period shall be applied against the portions of the Abatement period first occurring during the term of this lease) that the completion of Owner's Work is delayed due to changes to Owner's Plans requested by Tenant (unless same do not incorporate the items set forth on Exhibit B) and, additionally, for each day that the completion of Owner's Work is delayed due to changes to Owner's Plans requested by Tenant, the time periods allowed Owner for completion of Owner's Work in subclauses (x) and (y), above, shall be extended by one (1) day.

         43.      Limitation on Liability:

         Tenant shall look only to Owner's estate and interest in the Building for the satisfaction of Tenant's remedies or for the collection of a judgment (or other judicial process) requiring the payment of money by Owner in the event of any default or liability by Owner hereunder or otherwise, and no other property or assets of Owner and no property of any officer, employee, director, shareholder, partner or principal of Owner shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, Tenant's use or occupancy of the demised premises or otherwise.

         44.      Insurance:

         (a) Tenant covenants and agrees to provide on or before the Commencement Date and to keep in force during the term hereof for the benefit of Owner and Tenant a comprehensive general liability insurance policy protecting Owner and Tenant against any liability, occasioned by any occurrence on or about the demised premises or any appurtenances thereto. Such policy is to be written on an occurrence basis by good and solvent insurance companies reasonably satisfactory to Owner, and shall be in limits of Two Million ($ 2,000,000) Dollars per occurrence for bodily or personal injury (including death) and Five Hundred Thousand ($500,000) Dollars in respect of property damage. At least fifteen (15) days prior to the effective date of such policy, Tenant shall to deliver to Owner either a duplicate original of the aforesaid policy or a certificate evidencing such insurance. Said policy or certificate shall contain an endorsement that such insurance may not be cancelled except upon thirty (30) days' notice to Owner.

         (b) (i) Owner agrees that, if obtainable at no additional cost, it will include in its fire insurance policies appropriate clauses pursuant to which the insurance companies: (x) waive all right of subrogation against Tenant with respect to losses payable under such policies; and/or (y) agree that such policies shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for losses covered by such policies. But should any additional premiums be exacted for any such clause or clauses, Owner shall be released from the obligation hereby imposed unless Tenant shall agree to pay such additional premium.

                  (ii) Tenant agrees to include, if obtainable at no additional cost, in its fire insurance policy or policies on its furniture, furnishings, fixtures and other property removable by Tenant under the provisions of this lease appropriate clauses pursuant to which the insurance company or companies:
(x) waive the right of subrogation against Owner and/or any tenant of space in the Building with respect to losses payable under such policy or policies; and/or (y) agree that such policy or policies shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for losses covered by such policy or policies. But should any additional premium be exacted for any such clause or clauses, Tenant shall be released from the obligation hereby imposed unless Owner or the other tenants shall agree to pay such additional premium. Tenant hereby acknowledges and agrees that in no event and under no circumstances shall Owner have any responsibility to insure Tenant's improvements, fixtures, furniture, furnishings or other personalty and that Tenant shall be solely responsible therefor.

                  (iii) Provided that Owner's right of full recovery under its policy or policies aforesaid is not adversely affected or prejudiced thereby, Owner hereby waives any and all right of recovery which it might otherwise have against Tenant, its servants, agents and employees, for loss or damage occurring to the Building and the fixtures, appurtenances and equipment therein, to the extent the same is covered by Owner's insurance, notwithstanding that such loss or damage may result from the negligence or fault of Tenant, its servants, agents or employees. Provided that Tenant's right of full recovery under its aforesaid policy or policies is not adversely affected or prejudiced thereby, Tenant hereby waives any and all right of recovery which it might otherwise have against Owner, its servants, and employees, and against every other tenant in the Building who shall have executed a waiver similar to the one herein set forth for loss or damage to, Tenant's furniture, furnishings, fixtures and other property, notwithstanding that such loss or damage may result from the negligence or fault of Owner, its servants, agents or employees, or such other tenant and/or the servants, agents or employees thereof.

                  (iv) Owner and Tenant hereby agree to advise the other promptly if the clauses to be included in their respective insurance policies pursuant to subdivisions (i) and (ii) hereof cannot be obtained. Owner and Tenant hereby also agree to notify the other promptly of any cancellation or change of the terms of any such policy which would affect such clauses.

         45.      Change of Condition:

         Owner shall not be liable for any change of condition in the demised premises caused by the compliance with any present or future laws, rules, orders, ordinances, requirements, or regulations of any Federal, State, County or Municipal authority or government, including any change required by law for off-street parking or similar legislation, or by revocation by any such authority or authorities of any permit or license heretofore granted, or by construction or operation of any public or quasi-public work, or by the erection of any building or buildings upon any adjacent property, or by change of environment. Owner shall not be liable for interference with or loss of light or other incorporeal hereditaments.

         46.      Brokerage:

         Each of Tenant and Owner covenants, represents and warrants that it has had no dealings or communications with any broker or agent in connection with the consummation of this lease other than Newmark & Company Real Estate, Inc. (which is representing Owner) and Edward S. Gordon & Company (which is representing Tenant) and each of Tenant and Owner covenants and agrees to pay, hold harmless and indemnify the other from and against any and all cost, expense (including reasonable attorneys' fees) or liability for any compensation, commissions or charges claimed by any broker or agent other than the brokers hereinabove set forth with respect to this lease or the negotiation thereof arising out of or relating to its acts. If, as and when this lease shall be mutually executed and delivered by Owner and Tenant, Owner agrees to pay any commission that may be due the above-named brokers in connection with this lease in accordance with separate agreements between Owner and said brokers.

         47.      Estoppel Certificate:

         Tenant agrees, at any time and from time to time, as requested by Owner, upon not less than twenty (20) days' prior notice, to execute and deliver to Owner a statement certifying that this lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force as modified and stating the modifications), certifying the dates to which Base Rent and additional rent have been paid, and stating whether or not, to the best knowledge of Tenant, Owner is in default in performance of any of its obligations under this lease, and, if so, specifying each such default of which Tenant may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom Owner may be dealing.

         48.      Late Payment Charge; End of Term:

         (a) If Tenant shall make any payment of Base Rent, additional rent or other charges more than ten (10) days after the same is due and payable Tenant shall pay a late payment charge on the amount due. Such charge shall be payable as additional rent hereunder at a rate per annum equal to the lesser of: (a) two (2%) percent above the lending rate announced from time to time by Chemical Bank (New York) as such bank's prime rate for 90-day unsecured loans, in effect from time to time or;
(b) the maximum applicable legal rate, if any.

         (b) Article 22 hereof is hereby amended to add the following: "If the demised premises are not surrendered and vacated as and at the time required by this lease (time being of the essence), Tenant shall be liable to Owner for per diem use and occupancy in respect of the demised premises equal to one and one-half (1-1/2) times the Base Rent and additional rent payable hereunder for the last year of the term of this lease (which amount Owner and Tenant presently agree is contemplated by them as being fair and reasonable under the circumstances and not a penalty). Further, if the demised premises are not surrendered and vacated as of the day which is sixty (60) days after the expiration or termination of this lease, Tenant shall be liable to Owner for all losses and damages which Owner may incur or sustain by reason thereof, including, without limitation, reasonable attorneys' fees, and Tenant shall indemnify Owner against all claims made by any succeeding tenants against Owner or otherwise arising out of or resulting from the failure of Tenant timely to surrender and vacate the demised premises in accordance with the provisions of this lease. In no event shall any provision hereof be construed as permitting Tenant to hold over in possession of the demised premises after expiration or termination of the term hereof."

         49.      [INTENTIONALLY DELETED]

         50.      [INTENTIONALLY DELETED]

         51.      Addendum to Article 6:

         Notwithstanding anything contained in the lease to the contrary, if at any time during the term of this lease, Owner expends any sums for alterations or improvements to the Building which are required to be made pursuant to any Legal Requirement, Tenant shall pay to Owner, as additional rent, Tenant's Proportionate Share of the portion of the Cost (as hereinafter defined) that can be amortized during the term hereof, it being understood that the Cost shall, for purposes of this Article, be deemed amortized on a straight line basis over a period of ten years beginning on the date any portion of the Cost is first incurred. For the purposes hereof: (i) "Legal Requirements" shall mean laws, statutes and ordinances (including building codes and zoning regulations and ordinances) and the orders, rules, regulations, directives and requirements of all federal, state, county, city and borough departments, bureaus, boards, agencies, offices, commissions and other subdivisions thereof, or of any official thereof, or of any other governmental public or quasi-public authority, whether now or hereafter in force, which may be applicable to the Land, the building or the demised premises or any part thereof, or the sidewalks, curbs or areas adjacent thereto and all requirements, obligations and conditions of all instruments of record on the date of this lease; and (ii) "Cost" shall mean any sums expended for alterations or improvements made to comply with Legal Requirements, and shall be deemed to include any sums expended in preparing any necessary plans and the fees for filing such plans. Notwithstanding anything contained in this Article to the contrary, Tenant shall not be obligated to pay any portion of the Cost of alterations or improvements made by Owner to comply with The Americans with Disabilities Act of 1990 (it being understood that compliance with The Americans with Disabilities Act of 1990 with respect to the bathrooms in the Building shall be the sole responsibility of Owner or the tenant in whose space the same are located) or any local fire safety rules or regulations in existence on the date hereof. In the event that the bathrooms in the core of the Building which serve the demised premises do not comply with any future laws or amendments to existing laws, Owner shall, at its expense, perform such work as is necessary to cause the bathrooms to comply if the failure to perform such work would affect Tenant's occupancy of the demised premises.

         52.      Addendum to Article 29:

         In the event Owner shall furnish cleaning service to the demised premises pursuant to the provisions of Article 29(d), Tenant covenants and agrees that Tenant shall pay to Owner on demand the costs incurred by Owner for:
(a) extra cleaning work in the demised premises required because of: (i) misuse or neglect on the part of Tenant or its employees or visitors; (ii) use of portions of the demised premises for preparation, serving or consumption of food or beverages, data processing or reproducing operations, private lavatories or toilets or other special purposes requiring greater or more difficult cleaning work than office areas; (iii) unusual quantity of interior glass surfaces; (iv) non-building standard materials or finishes installed by or at the request or Tenant; and (b) removal from the demised premises and the Building of so much of any refuse and rubbish of Tenant as shall exceed that ordinarily accumulated daily in the routine of business office occupancy. The foregoing shall not require Tenant to pay any extra costs for cleaning or rubbish removal resulting from such warming of pre-prepared foods and/or the preparation of coffee in the demised premises by Tenant's employees as normally occurs in an office environment, provided that Tenant, utilizing its own employees, is maintains the area(s) in which such activities occur in a neat and tidy condition and each day separately bags any refuse produced therein.

         53.      Existing Lease:

         (a) As of the date hereof, Setford-Shaw-Najarian Associates, Ltd. ("Tenant's Predecessor") is the tenant of that certain space (the "Existing Space") on the 10th floor of the building owned by Owner which is located at 111 Broadway, New York, New York, pursuant to a lease of unspecified date in the month of December, 1989, between Owner's predecessor in interest and the predecessor in interest of Tenant's Predecessor, as amended by an amendment to lease of unspecified date in the month of November, 1990, and as further amended by a second amendment to lease of unspecified date in the month of April, 1994 (as so amended, the "Existing Lease"). As a material inducement to Owner to enter into this lease, Tenant covenants and Predecessor agrees to cause Tenant's Predecessor to surrender and vacate the Existing Space on or before the thirtieth (30th) day after the Commencement Date, time being of the essence, leaving the same in broom-clean condition. Notwithstanding anything set forth in the Existing Lease to the contrary, Tenant's Predecessor shall not be required to remove any of its alterations or installations from the Existing Space or to restore the Existing Space to the condition which existed prior to its occupancy. As of the date that Tenant timely vacates and surrenders the Existing Space in accordance with the provisions of this Article, the Existing Lease shall be, and be deemed to be, terminated and of no further force and effect. Tenant further covenants and agrees that if Tenant fails to fully and completely fulfill its obligations under the Existing Lease including the obligation to vacate and surrender the Existing Space on or before the thirtieth (30th) day after the Commencement Date, time being of the essence, such failure shall be, and be deemed to be, a material default under the Existing Lease and this lease, and such failure to timely vacate the Existing Space shall: (a) entitle Owner to exercise any and all remedies available to it pursuant to the Existing Lease, this lease and at law, in equity or otherwise, and (b) be, and be deemed to be, a failure to deliver possession of the demised premises at the time specified in a notice of intention to quit the demised premises within the purview of Section 229 of the Real Property Law of the State of New York. Furthermore, if the Existing Space is not surrendered and vacated as and at the time required by the Existing Lease (time being of the essence), Tenant shall be liable to Owner for per diem use and occupancy in respect of the Existing Space equal to two times the fixed annual rent and additional rent payable thereunder for the last year of the term of the Existing Lease (which amount Owner and Tenant presently agree is the minimum to which Owner would be entitled and is presently contemplated by them as being fair and reasonable under such circumstances and not a penalty). In no event shall any provision hereof be construed as permitting Tenant to hold over in possession of the Existing Space after expiration or termination of the term of the Existing Lease.

         (b) Owner is currently holding $7,000.00, plus any interest accrued thereon, as security (the "Existing Security") pursuant to the Existing Lease. In the event Tenant shall fully and completely fulfill its obligations under the Existing Lease, Owner shall return the Existing Security to Tenant promptly after the date that Tenant vacates and surrenders the Existing Space.

         54.      [INTENTIONALLY DELETED]

         55.      Security:

         (a) Supplementing Article 34 hereof, as long as major commercial banks in The City of New York make interest bearing security deposit accounts available, said security deposit shall be placed by Owner or its agent in an interest bearing account. Interest that may accrue thereon shall belong to Tenant, except such portion thereof as shall be equal to one (1%) per cent per annum of said security deposit which such percentage shall belong to and be the sole property of Owner as an administrative fee which Owner may withdraw from time to time and retain. That portion of the interest belonging to Tenant shall be accumulated and paid to Tenant annually except that prior to the date in any given year that such interest is paid to Tenant, such interest shall be retained with such deposit and shall be considered additional security hereunder. The obligation to pay any taxes, whether income or otherwise, related to or affecting any interest earned on such security deposit (except as to that portion thereof which belongs to Owner) shall be the sole responsibility of Tenant and Tenant hereby agrees to pay same and to forever indemnify and save harmless Owner in respect thereof. Tenant shall, within fifteen (15) days after demand, furnish Owner or its agent with a tax identification number for use in respect of such deposits. If Owner at any time utilizes any portion of the security deposit in respect or by reason of a default by Tenant, Tenant shall, within five (5) days after demand, restore and pay to Owner the amounts so utilized.

         (b) In lieu of the cash security deposit referred to in Article 34 of this lease, to secure the full and faithful performance by Tenant of all the terms, provisions, conditions, covenants and obligations (including, without limitation, the payment of rent) on Tenant's part to be performed hereunder, simultaneously with the execution of this lease, Tenant may deliver to Owner an unconditional, clean, irrevocable "evergreen" letter of credit, payable on sight, in form and substance satisfactory to Owner, in the amount of Two Hundred Fifty Thousand Dollars ($250,000.00) issued by a bank which is a member of the New York Clearing House Association. Owner may present such letter of credit for payment upon the occurrence of any default by Tenant hereunder. Such letter of credit shall have an expiration date that is no earlier than sixty (60) days after the expiration of this lease (as same may be extended or renewed). If, notwithstanding that the letter of credit on deposit with Owner is to be an "evergreen" letter of credit, same shall for any reason whatsoever expire or have an expiration date earlier than sixty (60) days after the Expiration Date (as same may be extended or renewed) then a subsequent or extension letter of credit in the amount of the then existing letter of credit and otherwise in form and substance reasonably acceptable to Owner shall be delivered by Tenant to Owner at least thirty (30) days prior to the expiration date of the letter of credit it is replacing (time being of the essence). The failure to timely deliver any subsequent or extension letter of credit shall constitute a material default hereunder for which no notice need be given, and for which no grace or cure period need be allowed (notwithstanding anything herein set forth to the contrary) and the letter of credit, then in effect, may be presented for payment and negotiated notwithstanding that no other default may then exist under this lease and upon such presentment and negotiation, the default for Tenant's failure to so deliver shall be deemed to have been cured. The proceeds of the letter of credit that is so negotiated shall be held by Owner in accordance with
Article 34 hereof.

         (c) In the event Tenant defaults in respect of any of the terms, provisions, conditions, covenants and obligations of this lease, including, but not limited to, the payment of rent and additional rent, Owner may, without first applying any other security, use, apply or retain the whole or any part of the proceeds of the letter of credit delivered as security hereunder to the extent required for the payment of any rent or additional rent or any other sum as to which Tenant is in default or for any sum which Owner may incur or may be required to incur by reason of Tenant's default in respect of any of the terms, provisions, conditions, covenants and obligations on Tenant's part to be performed hereunder, including but not limited to, any damages or deficiencies which accrued before or after the commencement of summary proceedings or other re-entry by Owner.

         (d) Every letter of credit deposited with Owner hereunder shall be transferable by its terms without charge to Owner and without any further responsibility and liability with respect to such security and Tenant agrees to look solely to such assignee of Owner for the return of the letter of credit or the proceeds thereof. The provisions of the preceding sentence are self operative without the need for further documentation. Tenant shall not assign or encumber or attempt to assign or encumber any letter of credit or any of the proceeds thereof.

         (e) Provided, in each instance, that: (i) Tenant is not then in default hereunder as to which notice has been given; (ii) on or before the first day of March and the first day of September of each year during the term hereof Tenant has delivered to Owner a certificate prepared, in each case, by an independent certified public accountant reasonably acceptable to Owner, which unconditionally states that, in accordance with generally accepted accounting principles, Tenant has a net worth of at least $2,500,000.00; and (iii) within ninety (90) days after the end of each calendar year Tenant has delivered to Owner audited financial statements which indicate that Tenant has a net worth of at least $2,500,000.00; on the second anniversary of the Commencement Date and on each anniversary of the Commencement Date thereafter occurring through and including the ninth anniversary of the Commencement Date, the amount of the security required by Owner under this lease may be reduced by Twenty-Five Thousand and 00/100 Dollars ($25,000.00). In no event may the security on deposit hereunder be less than Fifty Thousand and 00/100 Dollars ($50,000.00). Owner agrees that in each case Tenant may deliver to Owner an amended letter of credit for the applicable reduced amount and Owner shall surrender the letter of credit then held by Owner in exchange therefor provided that such amended letter of credit conforms to the requirements of Paragraph (b) of this Article and is otherwise in form and substance satisfactory to Owner. The failure of Tenant to meet the requirements set forth in clauses (i), (ii) and (iii) of this Article in any calendar year shall not preclude Tenant from meeting those requirements in any subsequent calendar year and thereafter seeking a reduction in the security deposit on the anniversary of the Commencement Date occurring in the next succeeding year.

         56. Expansion Space. Owner and Tenant acknowledge that the balance of the space on the twenty-first floor of the Building (hereinafter referred to as the "Balance Space") is currently unoccupied. Prior to accepting a bona fide offer from an independent, third-party prospective tenant of all or any portion of the Balance Space, Owner shall give notice thereof (hereinafter referred to as a "First Refusal Notice") to Tenant indicating that Owner received a bona fide offer from an independent, third-party prospective tenant with respect to all or a portion of the Balance Space (the portion of the Balance Space subject to such negotiations is hereinafter referred to as the "Subject Space") which Owner desires to accept. Such offer shall be set forth in a letter prepared by the prospective tenant, a broker on behalf of Owner or the prospective tenant, or a term sheet prepared by Owner, the prospective tenant or a broker for Owner or the prospective tenant. Provided Tenant is not in default hereunder as to which notice has been given and that Tenant is actually occupying all of the space originally demised hereunder: (A) if the Subject Space contains more than 3,000 rentable square feet and the First Refusal Notice with respect thereto is delivered on or before the first anniversary of the Commencement Date, Tenant may lease the Balance Space for the balance of the term hereof by delivering to Owner an unconditional written notice (the "Exercise Notice") within five (5) business days after delivery of the First Refusal Notice (time being of the essence) specifying that Tenant is exercising its right to lease the Balance Space, provided, however, that if Tenant does not timely deliver an Exercise Notice with respect to the Balance Space, then, subject to the last sentence of this paragraph, Owner shall have no obligation whatsoever to lease the Balance Space, or any portion thereof, to Tenant or to send any further or additional notice to Tenant with respect thereto and Tenant shall have no rights to the Balance Space, it being understood that Owner shall have the right to lease all or any part thereof to any party or parties from time to time at such rents and on such terms as Owner, in the exercise of its unfettered discretion, may determine; and (B) if the First Refusal Notice is delivered subsequent to the first anniversary of the Commencement Date, or even if prior thereto, if the Subject Space contains 3,000 rentable square feet or less, Tenant may lease the Subject Space for the balance of the term hereof by delivering to Owner an Exercise Notice within five (5) business days after delivery of the First Refusal Notice (time being of the essence) specifying that Tenant is exercising its right to lease the Subject Space, provided, however, that if Tenant does not timely deliver to Owner an Exercise Notice with respect to the Subject Space, then, subject to the last sentence of this paragraph, Owner shall have no obligation whatsoever to lease the Subject Space to Tenant or to send any further or additional notice to Tenant with respect thereto and Tenant shall have no rights to the Subject Space, it being understood that Owner shall have the right to lease all or any part thereof to any party or parties from time to time at such rents and on such terms as Owner, in the exercise of its unfettered discretion, may determine, but Tenant's rights with respect to the portion of the Balance Space other than the Subject Space shall be unaffected thereby. The Subject Space or, in the event of an election in accordance with subclause (A) of this Article, the Balance Space, is hereinafter referred to as the "Expansion Space." If Tenant timely gives Owner an Exercise Notice, from and after the date that the Expansion Space is made available to Tenant (hereinafter referred to as the "Expansion Date"): (i) the term "demised promises" used herein shall be deemed, for all purposes of this lease, to include the Expansion Space; (ii) the annual Base Rent due hereunder for the balance of the term hereof shall increase by a number equal to the Expansion Factor (as hereinafter defined) (provided, however, that so long as Tenant is not in default hereunder as to which notice has been given, and provided further that if the Expansion Date occurs after the first anniversary of the Commencement Date, Tenant shall, with respect to the Expansion Space only, be obligated to pay only the portion of the Base Rent allocable to each of the first, second and third months after the Expansion Date that is equal to the quotient obtained by dividing: (a) the product of $2.75 multiplied by the number of rentable square feet contained in the Expansion Space (the "Square

Footage"); by (b) 12; (iii) Tenant's Proportionate Share shall increase by the number that is the quotient obtained by dividing: (c) the product of the Square Footage times 100; by (d) 399,000; and (iv) the Wage Rate Multiple shall increase by the Square Footage. For purposes hereof the term "Expansion
Factor" shall, if the Exercise Notice is delivered on or before the first anniversary of the Commencement Date, mean, the number per annum that is the product of the Square Footage multiplied by $20.58. If the Exercise Notice is delivered on or before the first anniversary of the Commencement Date, the Base Wage Rate and the Tax Base with respect to the Expansion Space shall be the same as is provided in Article 37 of this lease. If the Exercise Notice is delivered after the first anniversary of the Commencement Date, the Expansion Factor shall mean the number per annum that is the product of the Square Footage multiplied by the number that Owner deems to be the greater of: (1) 110% of the then escalated Base Rent per square foot (provided, however, that if the Expansion Factor is determined pursuant to this subclause (1) then from and after the Expansion Date, and with respect to the period thereafter occurring, the Base Wage Rate for purposes of calculating Tenant's payments pursuant to Article 37(b) of this lease shall, with respect to the Expansion Space only, be deemed to be the Wage Rate for the calendar year in which the Expansion Date occurs and the Tax Base for purposes of calculating Tenant's Tax payment pursuant to
Article 37(c) of this lease shall, with respect to the Expansion Space only, be deemed to be the Tax Year ending on June 30 of the year in which the Expansion Date occurs); or (2) the Offered Rate (as hereinafter defined). For purposes hereof the term "Offered Rate" shall mean the annual rental rate per square foot, assuming current base years for porter's wage and tax escalations and after accounting for Concessions (as hereinafter defined) submitted to Owner pursuant a bona fide offer, whether set forth in a letter prepared by a broker on behalf of, or a term sheet prepared by Owner with respect to, an independent, third-party prospective tenant. For purposes hereof the term "Concessions" shall be deemed to mean the value of any abatement of Base Rent specified in such offer, which, for purposes of determining the Offered Rate, shall be deemed to be amortized, without interest, on a straight line basis over the remaining term of this lease. Tenant agrees to take the Expansion Space "as is" and agrees that Owner shall have no obligation to perform any work, supply any materials or incur any cost in preparation for Tenant's occupancy of the Expansion Space whatsoever except that if Owner receives the Exercise Notice from Tenant: (I) on or before the first anniversary of the Commencement Date, Owner shall, at its expense, construct an installation in the Expansion Space that is comparable to the installation constructed in the demised premises in accordance with Exhibit B to this lease in terms of design, layout and the quality of the materials and finishes used in connection with Owner's Work including, without limitation, comparable heating, ventilation and air conditioning systems; or (II) subsequent to the first anniversary of the Commencement Date but on or before the third anniversary of the Commencement Date, Owner shall provide an allowance equal to the product of $10.00 multiplied by the Square Footage ("Owner's Maximum Contribution") to be applied towards Tenant's Work (as hereinafter defined) in accordance with Article 57 of this lease. In the event that Owner is to construct an installation in the Expansion Space in accordance with subclause
(i), above. Tenant shall be required to deliver to Owner complete plans and specifications for such work (hereinafter referred to as "Expansion Plans") on or before the date (hereinafter referred to as the "Delivery Date") that is forty-five (45) days after the date that Tenant delivers the Exercise Notice to Owner. If Tenant fails to timely deliver to Owner the Expansion Plans, Tenant agrees to pay to Owner as and for agreed upon late charges (and not a penalty) on account of delay in the completion of Owner's work in the Expansion Space attributable to Tenant's delinquency, for each day after the Delivery Date that expires before the Expansion Plans are delivered to Owner, an amount equal to the quotient obtained by dividing the Expansion Factor by 365. All amounts payable to Owner pursuant to the preceding sentence shall be considered additional rent hereunder. If: (w) Owner shall give Tenant a First Refusal

Notice in accordance with the terms of this Article; (x) Tenant elects not to lease the space which is the subject of such First Refusal Notice; and (y) Owner does not consummate a lease with the prospective tenant which is the basis of such First Refusal Notice, Owner shall thereafter give Tenant a First Refusal Notice upon receiving a subsequent bona fide offer from an independent, third-party prospective tenant which Owner desires to accept.

         Provided that Tenant is not in default hereunder as to which notice has been given and that Owner has not given Tenant a First Refusal Notice which Tenant has ignored or rejected, Tenant shall have the option upon thirty (30) days notice to Owner given at least thirty (30) days prior to the first anniversary of the Commencement Date (time being of the essence) to lease all of the Balance Space (or all of the remaining portion of the Balance Space if some of it has theretofore been leased to a third party). In such case, the Base Rent for the Expansion Space shall be the number per annum that is the product of the Square Footage multiplied by $20.58 and the Base Wage Rate and the Tax Base with respect to the Expansion Space shall be the same as is provided in Article 37 of this lease. Owner and Tenant hereby agree that the Balance Space contains 9,244 rentable square feet.

         57.      Tenant's Work in Expansion Space.

         (a) In the event that Tenant exercises its right to lease the Expansion Space subsequent to the first anniversary of the Commencement Date, Tenant hereby agrees to improve, fixture and decorate the Expansion Space ("Tenant's Work") to create offices therein of comparable quality to those in the premises demised hereunder. In addition to and in supplementation of the provisions of
Article 3 hereof, Tenant hereby agrees that prior to Tenant commencing Tenant's Work, Tenant shall submit to Owner for its approval four (4) sets of complete working plans, drawings and specifications (collectively, "Tenant's Plans"), including, but not limited to, all mechanical, electrical, air conditioning and other utility systems and facilities for Tenant's Work, prepared by an architect or engineer licensed as such in the State of New York ("Tenant's Architect"). Within ten (10) business days following Owner's receipt of Tenant's Plans, Owner shall review or cause the same to be reviewed and shall thereupon return to Tenant one (1) set of Tenant's Plans with Owner's approval or disapproval noted thereon. If Owner does not approve or disapprove Tenant's Plans within such ten
(10) business day period, Tenant may send Owner a notice, accompanied by an additional copy of Tenant's Plans, which states in bold print that Owner must approve or disapprove Tenant's Plans within five (5) business days thereafter or Owner shall be deemed to have approved Tenant's Plans. If Owner does not approve or disapprove Tenant's Plans within five (5) business days following receipt of Tenant's reminder notice, Owner shall be deemed to have approved Tenant's Plans. In case Owner disapproves Tenant's Plans in any respect Tenant shall cause Tenant's Architect to make such changes to Tenant's Plans as Owner shall reasonably require and shall thereupon resubmit the same to Owner for its approval. Owner shall reasonably cooperate with Tenant in obtaining any permits which must be obtained in connection with Tenant's Work. Following the approval of Tenant's Plans, as aforesaid, the same shall be final and shall not be changed by Tenant without the prior approval of Owner which shall not be unreasonably withheld. All contractors or materialmen Tenant proposes to employ shall be subject to Owner's prior approval, which approval shall not be unreasonably withheld or delayed.

         (b) (i) Promptly following Owner's approval of Tenant's Plans, Tenant shall file for and secure or cause to be secured: (A) all necessary approvals of Tenant's Plans from all governmental authorities having jurisdiction thereover; and (B) all permits and licenses necessary to perform Tenant's Work. Tenant shall furnish Owner with two (2) copies of Tenant's Plans as approved by such governmental authorities and two (2) copies of such permits and licenses. In the event that Tenant is unable to obtain governmental approval of Tenant's Plans or any permits or licenses necessary to perform Tenant's Work solely due to the existence of violations of record against the Building, Owner shall have the right to retain an expediter and attempt to obtain approval of Tenant's Plans or obtain such necessary permits and licenses. If Owner or its expediter is unsuccessful in obtaining approval of Tenant's Plans and/or the necessary permits and licenses, Owner shall remedy such violations to the extent necessary to obtain such approvals, permits and licenses.

                  (ii) Tenant shall enter into a construction contract with a construction manager or general contractor reasonably acceptable to Owner. Such construction contract shall be subject to Owner's prior written approval which shall not be unreasonably withheld or delayed provided it includes indemnification, insurance and retainage provisions acceptable to Owner and shall otherwise comply with the terms of this lease. Tenant shall furnish Owner with a copy of such executed contract.

         (c) Following compliance by Tenant with its obligations under Paragraphs (a) and (b) of this Article and after furnishing to Owner one (1) or more certificates evidencing that Tenant and Tenant's contractor or construction manager have procured all of the insurance specified in Article 3 hereof, Tenant shall promptly commence or cause to be commenced Tenant's Work and shall complete or cause the same to be completed expeditiously in accordance with Tenant's Plans, in a good and workerlike manner, in accordance with all applicable laws, ordinances and regulations of all governmental and insurance authorities and with all requirements of the Board of Fire Underwriters governing same (collectively, "Requirements") and in accordance with Owner's work regulations for the Building. All of Tenant's Work shall be performed in a manner so as not interfere with other contractors, if any, in the Building. Passenger elevators shall not be used by Tenant or its contractors to transport construction material and/or workers to the demised premises or any part thereof. Owner shall furnish freight elevator service to the demised premises for Tenant's performance of Tenants Work during normal business hours on a non-exclusive "first come first served basis" at no charge to Tenant and on non-business days and outside normal business hours on business days at the Building standard rate then charged by Owner. The current charge for overtime freight elevator service is $75.00 per hour. At all times during the progress of Tenant's Work, Tenant shall permit Owner, its architect and other representatives of Owner access to the demised premises, for the purpose of inspecting same, verifying conformance of Tenant's Work with Tenant's Plans and otherwise viewing the progress of Tenant's Work.

         (d) Tenant shall pay its contractors, laborers, subcontractors, materialmen and suppliers in accordance with their respective agreements and shall not cause or suffer any liens, mortgages, chattel liens, or other title retention or security agreements to be placed on the Building, the demised premises or any improvements therein. All contracts or agreements made by Tenant with any third party or parties in connection with Tenant's Work or any other alterations, improvements, changes, decorations or additions shall expressly provide that said third party or parties shall look solely to Tenant for any and all payments to be made pursuant to such contract or agreement and that Owner shall not have any responsibility or liability for the payment thereof.

         (e) (i) Subject to and in accordance with the provisions in this Paragraph (a) set forth and provided that Owner shall have received an Exercise Notice on or before November 11, 1999, Owner shall reimburse Tenant for an amount equal to the lesser of: (i) Tenant's actual out-of-pocket cash payments for the permanent leasehold improvements constituting part of Tenant's Work ("Tenant's Work Cost"), (it being agreed that the cost of any moveable partitions, business or trade fixtures, furniture, furnishings or other articles of personalty shall not be included in Tenant's Work Cost); or (ii) Owner's Maximum Contribution.

                  (ii) From time to time during the performance of Tenant's Work, but not more frequently than once a month, Tenant may submit to Owner a written statement (each, an "Interim Statement") setting forth in reasonable detail the amount of Tenant's Work Cost theretofore paid in respect of Tenant's Work theretofore completed and requesting reimbursement of a portion thereof provided that the aggregate amount of the reimbursement then requested by Tenant combined with any amounts previously reimbursed pursuant to this Paragraph (e) does not exceed the Maximum Request Amount. Tenant shall include with each Interim Statement: (1) copies of all invoices in respect of all of Tenant's Work theretofore performed; (2) a certification from Tenant's Architect certifying that the portion of Tenant's Work relating to such Tenant's Work Cost has been completed; and (3) evidence reasonably satisfactory to Owner establishing that all sums due and owing to contractors, subcontractors and materialmen in respect of such portion of Tenant's Work have been paid, including without limitation lien waivers from such contractors, subcontractors and materialmen.

                  (iii) On or before the thirtieth (30th) day after Owner receives an Interim Statement, provided that Tenant is not in default hereunder beyond any notice and cure period herein set forth, Owner shall reimburse Tenant the amount properly requested in the Interim Statement.

                  (iv) After Tenant has completed Tenant's Work, Tenant shall submit to Owner: (1) an affidavit executed by an officer of Tenant ("Tenant's Work Statement") certifying that Tenant's Work has been completed and setting forth in reasonable detail Tenant's Work Cost; (2) copies of all invoices in respect of Tenant's Work Cost not theretofore furnished to Owner; (3) a certification from Tenant's Architect certifying that Tenant's Work has been completed (which certification shall be on the standard AIA form or on such other form which is approved by Owner or its designated engineer or architect); and (4) evidence reasonably satisfactory to Owner establishing that: (x) materialmen have been paid, including without limitation lien waivers from such contractors, subcontractors and materialmen; (y) all governmental authorities (including without limitation the New York City Department of Buildings) and fire underwriters have issued final approval of Tenant's Work as built and the occupancy of the demised premises; and (z) Tenant's Work complies with all Requirements.

                  (v) On or before the thirtieth (30th) day following the day on which Owner receives Tenant's Work Statement and all of the other items specified in subparagraph (iv) of this Paragraph (e), Owner shall, provided Tenant is not in default hereunder beyond any notice and cure period herein set forth, reimburse Tenant an amount equal to the excess of: (i) an amount equal to the lower of: (x) Tenant's Work Cost; or (y) Owner's Maximum Contribution over
(ii) the aggregate of all amounts paid by Owner to or on behalf of Tenant pursuant to this Paragraph (e).

         (f) Nothing contained in this Article shall limit or qualify the terms, covenants, agreements, provisions and conditions of Article 3 of this lease.

         58. Renewal Option. Provided that: (a) this lease is in full force and effect; (b) Tenant is not then in default hereunder as to which notice has been given; and (c) Tenant has not more than three (3) times during the term hereof defaulted in its obligation to pay rent as to which notice has been given, Tenant shall have the right on one (1) occasion by giving Owner unconditional written notice ("Tenant's Renewal

Notice") of its exercise of such right at least nine (9) months prior to the Expiration Date, time being of the essence, to extend the expiration date of this lease from the Expiration Date to the date that is the fifth (5th) anniversary of the Expiration Date (the period commencing on the Expiration Date and ending on the fifth (5th) anniversary of the Expiration Date is hereinafter referred to as the "Renewal Period"). Upon Tenant's exercise of its right to extend as aforesaid, this lease shall automatically be deemed extended until the date that is the fifth (5th) anniversary of the Expiration Date upon the terms and conditions contained herein except that: (i) Tenant shall have no further right to renew this lease or extend the term hereof; and (ii) the Base Rent payable during the Renewal Period shall be the greater of: (A) the Base Rent then payable hereunder plus additional rent payable under Article 37 hereof; or
(B) an amount per annum equal to $32.40 times the Wage Rate Multiple then applicable (provided, however that if the Base Rent is determined in accordance with this subclause (B), during the Renewal Period the Base Wage Rate for purposes of calculating Tenant's payments pursuant to Article 37(b) of this lease shall be deemed to be the Wage Rate for the calendar year 2007 and the Tax Base for purposes of calculating Tenant's Tax payment shall be deemed to be the Tax Year ending on June 30, 2007). In the event that Tenant exercises its right to renew as aforesaid, upon the request of Owner, Tenant shall enter into an amendment to this lease confirming the Base Rent payable hereunder with respect to the Renewal Period. In no event shall the failure of Owner to request such an amendment nor the refusal of Tenant to enter into such an amendment in any way affect this lease, or any of Tenant's obligations hereunder including, without limitation, Tenant's obligation to pay the Base Rent (as determined pursuant to this Article) and additional rent herein reserved and to perform all of the other covenants and agreements herein set forth.

         59.      Miscellaneous:

         (a) If any of the provisions of this lease, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this lease, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this lease shall be valid and enforceable to the fullest extent permitted by law.

         (b) This lease shall be governed in all respects by the internal laws of the State of New York.

         (c) If, in connection with obtaining financing for the Building, a bank, insurance company or other lending institution shall request reasonable modifications to this lease as a condition to such financing, Tenant will not unreasonably withhold, delay, condition or defer its consent thereto, provided that such modifications do not materially increase the obligations of Tenant hereunder, economic or otherwise, or materially adversely affect the leasehold hereby created.

         (d) Without incurring any liability to Tenant, Owner may permit access to the demised promises and open same, whether or not Tenant shall be present, upon demand of any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer entitled to, or presenting credentials and documentary evidence indicating entitlement to, such access for the purpose of taking possession of, or removing, Tenant's property or for any other lawful purpose (but this provision and any action by Owner hereunder shall not be deemed a recognition by Owner that the person or official making such demand has any right or interest in or to this lease, or in or to the demised premises), or upon demand of any representative of the fire, police, building, sanitation or other department of the city, state or federal governments.

         (e) Tenant shall not be entitled to exercise any right of expansion, renewal, termination or other option granted to it by this lease at any time after Tenant has received notice that it is in default in the performance or observance of any of the covenants, terms, provisions or conditions on its part to be performed or observed under this lease until such time as Tenant has cured such default to the satisfaction of Owner.

         (f) Tenant shall not place or permit to be placed any vending machines in the demised premises except that Tenant may construct a pantry in accordance with and subject to the terms and conditions of Article 3 of this lease and place therein coffee, soda and candy machines and a microwave oven for warming prepared foods for the exclusive use of Tenant and its employees and/or licensees.

         (g) Neither Tenant nor any corporation or other entity controlling, controlled by or under common control with Tenant shall occupy any space in the Building (whether by accepting an assignment or a lease, entering into a license or sublease, or otherwise) other than the demised premises, except with the prior written consent of Owner in each instance.

         (h) Tenant agrees that its sole remedies in cases where It disputes Owner's reasonableness in exercising its judgment or withholding its consent or approval (as applicable) pursuant to a specific provision of this lease, or any rider or separate agreement relating to this lease, if any, shall be those in the nature of an injunction, declaratory judgment, or specific performance, the rights to money damages or other remedies being hereby specifically waived.

         (i) The Article headings of this lease are for convenience only and are not to be given any effect whatsoever in construing this lease.

         (j) This lease shall not be binding upon Owner unless and until it is signed by Owner and a fully executed copy thereof is delivered to Tenant.

         (k) Tenant agrees that Tenant will not at any time during the term hereof, either directly or indirectly, use any contractors and/or labor and/or materials if the use of such contractors and/or labor and/or materials would or will create any difficulty with other contractors and/or labor engaged by Tenant, Owner or others in the maintenance and/or operation of the Building or any part thereof.

         (l) The listing of any name other than that of Tenant, whether on the doors of the demised premises, on the Building directory, if any, or otherwise, shall not operate to vest in the named party any right or interest in this lease or in the demised premises, nor shall it be deemed to constitute the consent of Owner to any assignment or transfer of this lease, to any sublease of the demised premises, or to the use or occupancy thereof by others.

         (m) In the event of a conflict between the provisions of this rider and the provisions of the printed portion of this lease comprised of Articles 1 through 36, the provisions of this rider shall govern and prevail.

         (n) Owner shall provide Tenant the number of listings in the Building directory which equals Tenant's Percentage of the total number of listings in the Building directory.

                                   EXHIBIT A

                         [GRAPHIC - 21ST FLOOR PORTION]

                               21st Floor Portion
                              of Demised Premises

                                  Not to Scale
                         All Dimensions are Approximate

                                       [B. DEAN MADDALENA ARCHITECT LETTERHEAD]

                                   EXHIBIT B

September 13, 1996 (Revised 9-26-96)

115 Broadway

TRANSACTION INFORMATION SYSTEMS
Architectural Building Standards for Construction for:
20th & 21st Floors - Coordinating plans Sheets A-1, A-2 & A-3

DEMOLITION

Carefully demolish and remove existing partitions ceilings and finishes as required to accommodate new construction. Reuse existing items in good condition that meet the standard specifications stated here. (i.e., black iron, doors, frames, partitions, etc.)

CONSTRUCTION

PARTITIONS

     Demising- 2 layers sheetrock each side of 2-1/2" metal studs 16" o.c. Both layers of sheetrock shall extend from slab to slab, with appropriate rated dampers when required. Insulation shall be installed between layers of sheetrock. Tape and spackle to receive paint.

     Interior-     1 layer sheetrock each side of 2-1/2" metal studs 16" o.c.
     Sheetrock shall extend 6" above finished ceiling, with studs running to slab above. Tape and spackle to receive paint.

DOORS

     Entrance-     One pair of mahogany entrance doors with 3/4 hour rating.
     Active leaf to be 3'-0" wide and inactive leaf to be 2'-0" wide. Height to be 7'-0" or 8'-0" depending on finished ceiling height. Hardware will include four pair of butt hinges, one Schlage Rhodes lock-set, flush bolt, astragal and exposed door closer, door stop and silencers, all with polished brass finish. Door frame to be 2" hollow metal from with 3/4 hour rating and paint finish.

     Interior-     Three (3) feet wide flush hollow metal door sat in 2" hollow metal frame, both non-rated and both with paint finish. Where possible, frames are to have 1'-0" wide x full height integrated glass side lite with 1/4" clear tempered glass. Height to be 7'-0" or 8'-0" depending on finished ceiling height. Hardware will include two pair of butt hinges, one Schlage Rhodes latch-set, door stop and silencers, all with polished brass finish.

                                      [B. DEAN MADDALENA ARCHITECT LETTERHEAD]


DT:  September 26, 1996

TO:  Jeff Najarian, TIS
     Bruce Weinberg, ES Gordon
     Billy Cohan, Newmark
     Martin Lord, Newmark
     Bob Cum, Newmark
     Brandon Roth, ACM

FR:  Dean Maddalena

RE:  115 Broadway, 20th & 21st Floor
     Transaction Information Systems

FAX: 7 pages

Attached is the revised Architectural Work Letter for the above referenced project. The revisions are based on clarifications that TIS and ES Gordon reviewed with me via phone earlier today. The engineering comments were forwarded to Laszia Bodak's office for their review and update of the Engineering Work Letter. TIS and ES Gordon will transmit to all parties a letter detailing our conversation.

The architectural items addressed are as follows:

1. All outlets shown on the Power/Telephone/Data Plan Sheet A-3 are new. TIS and ESG said that the dedicated outlets were not detailed on the plan, but further review shows that the original plan details them in the legend. Existing outlets will be reused if they reset the location and specification requirements.
2.   There are ten (10) color breaks allowed for.
3.   Lamps are to be warm white.
4. Shallow profile fluorescent fixtures will be specific where required to maintain the highest ceiling heights possible.
5. The ceiling height on the 21st floor will be minimally the 7'-9" existing ceiling height.
6. TIS and ESG commented that the carpet allowance was not stated for material only, but further review shows that the original work letter did state for material only.
7. Damaged plumbing fixtures, toilet partitions and vanities are to be replaced. But if the damage is minor and can be easily fixed like new, the contractor will do so.
8. Radiator enclosures and covers that are damaged are to be replaced. But if the damage is minor and can be easily fixed like new, the contractor will do so.

Please review the revised work letter. If there are any further comments, please contact me immediately.

                                              [B. DEAN MADDALENA ARCHITECT LOGO]

     Closet- One pair of sliding hollow metal doors with integral pull set in 2" hollow metal frame. Width of doors will depend on opening size but will be of equal size and have a 1" overlap. Height to be 7'-0" or 8'-0" depending on finished ceiling height. Hardware will include heavy duty ball bearing sliding mechanism, paintable metal fascia and silencers.

     NOTE: All existing, non-decorative hardware is to be replaced with building standard lever hardware.

CEILINGS

     Acoustical Ceiling- Furnish and install 2' x 2' natural fissured exposed 15/16" spline suspended acoustical ceiling. Ceiling tiles to be Travertone fine fissured. All finishes white. Ceiling heights are to be kept as high as possible, coordinating all functions housed in plenum space.

FLOOR COVERING & BASE

     Carpeting will be upgraded from building standard 30 oz. cut pile to a $20.00 / square yard material allowance. Carpet application will be direct glue down after floor slab is prepared as required for smooth application. In all rooms with raised flooring, low static carpet tiles will be used. Provide a $35.00 / square yard material allowance for carpet tiles. Base will be 4" rubber base where there is not an existing wood base that will refinished and reused.

WINDOW TREATMENT

     All windows will be fitted with 1" Levelor Riviera mini blinds.

RADIATOR COVERS

     Metal- All existing damaged metal radiator enclosures will be replaced with new to match existing. Any missing and damaged covers will be replaced with new to match existing.

     Wood- All existing damaged wood radiator enclosures will be replaced with new to match existing. Any missing and damaged covers will be replaced with new to match existing.

     Any minor damages which can be easily repaired to look like new will be repaired.

                                              [B. DEAN MADDALENA ARCHITECT LOGO]

Painting

     Prepare and paint all drywall surfaces with one (1) coat primer sealer and two (2) coats eggshell or semi-gloss high quality latex paint. Up to ten
     (10) color breaks to be chosen by tenant.

Electric

     Lighting--Furnish and install 2' x 4', three (3) T8 lamp and 2' x 2', two
     (2) T8 lamp lay-in parabolic fixtures as per plan. Furnish and install emergency battery pack fixtures as required by code requirements. Lamps to be warm white. Use shallow profile fixtures where applicable to maintain highest ceiling heights possible.

     Wall Outlets--Furnish and install lutron designer series electric outlets and light switches as per plan.

     Voice/Data--Furnish and install voice and data stub ups with 1-1/2" conduit feed.

     Exit Lights--As required by code.

     Life Safety Systems--As required by code and building standard. Tie in all new systems to building's system.

     NOTE: All outlets shown on plan A-2 are new. Existing outlets to be used when applicable to the specification. See engineering work letter for full information.

HVAC

     NOTE: See engineering work letter for full information.

Closet

     Provide and install painted birch hat rack and chrome pole in all closets.

Windows

     All windows are to be in good operating condition. Repair operating mechanisms, broken glass, etc., as required. Seal glass at framing with caulking and clean glass, inside and out.

                                              [B. DEAN MADDALENA ARCHITECT LOGO]

21st FLOOR

Provide and install Building Standard Construction for floors 20 & 21 as shown on plans. Variations to standards for this floors are as follows:

1. Ceiling height to minimally match existing 7'-9" height. Doors to be 7'-0" high.
2. Repair and/or replace existing perimeter sheetrock wall soffit housing main duct work.
3. Provide and install full height tinted tempered glass partition at all railing locations, matching the detail and finish of existing railing glass partitions.
4. Public Elevator Lobby and public restrooms to be upgraded to modified building standard.
5. Refer to engineering work letter for HVAC, plumbing, electrical, and life safety.

20th FLOOR

Provide and install Building Standard Construction for floors 20 & 21 as shown on plans. Additional general items are specific to this floor as follows:

1. All damaged wood paneling is to be repaired and/or replaced to match existing details and finishes. Loose joints are to be sealed. The condition of the wood itself in the existing paneling is good and requires cleaning and conditioning.
2. All existing decorative plaster ceilings are to remain. Any existing damaged plaster, plaster damaged during construction, and areas that were previously patched improperly are to be repaired to match remaining space harmoniously.
3. All existing decorative pilasters, columns, arches and soffits are to remain. Any existing (or damaged during construction) scratched, damaged, broken, and worn pieces are to be repaired and/or replaced to match existing. All surfaces are to be cleaned and faux finishes are to be touched up and repainted to create consistent appearance. Any existing decorative items that were previously painted over are to be repainted to match existing faux finishes.
4. The existing raised flooring is to be reused. Repair and/or replace any damaged structural or tile pieces. If additional raised flooring is required in the new layout, it is to match the existing in quality and style.
5. Repair and/or replace any damaged stained glass, mirror mosaic and lead and wood frames for each.
6. Repair and/or replace all lighting and wiring, as required, for light plenum behind double height stained glass "Story of Law".
7. Upgrade all existing built in soffit and sconce lighting to low voltage lamps in order to increase light level to 15 foot-candles.
8. The existing demountable glass partitions located on the raised flooring will be reused by the tenant. They are to be cleaned and repaired, as required, to be like new.


________________________________________________________________________________

                                              [B. DEAN MADDALENA ARCHITECT LOGO]


 9. All existing rooms that have wallcovering will have new wallpaper hung. Existing wallpaper will be removed and walls prepared for new wallcovering. New wallcovering will have a $11.00/yard allowance.

10. All existing sponged/stippled painted surfaces are to be repainted to match existing finish but with new colors to be selected by tenant.

11. Existing fireplace flues are to be sealed.

12. All existing light fixtures that are to be reused are to be relamped and switches rewired as required to accommodate new layout.

13. All existing outlet face plates are to be replaced with new Lutron designer series so that there is one type throughout space.

14. Areas with existing sheetrock ceilings will remain sheetrock ceilings. Ceiling is to be repaired and replaced as required to accommodate any new construction required in the ceiling.

15. All outlets and jacks in areas of raised flooring are to be floor mount type outlets to access wiring in floor plenum.

The following are specific room requirements for the 20th floor:

 1. Men's & Women's Restrooms - Replace damaged existing toilet partitions and vanity. Install an exhaust system. Provide and install new building standard ceiling and light fixtures. Install new ceramic tile flooring and walls. Repair and/or replace all existing fixtures. Existing faucets and accessories are to be replaced with building standard. Any minor damages to existing items that can easily be replaced like new will be done so.

 2. Room A01 - Provide and Install new custom millwork reception desk to match detailing of existing reception area. Provided is a $15,000 allowance for the millwork and installation. The existing wood parquet flooring in the 20th floor elevator lobby and decorative stair to the 21st floor will be refinished, stained and polished if it is salvageable. This will be determined upon completion of demolition. If the existing wood flooring is too damaged to be refinished, wall to wall carpeting will be installed.

 3. Room A02 - Provide and install indirect lighting mounted from furniture workstations provided by tenant.

 4. Room A03 - Provide and install movable partition with 35 STC and required structural supports. Finish of partitions to be vinyl wallcovering to match wallcovering in remainder of room. Provide and install wiring for future motorized video screen. Finish panelling as required at location of new movable partition.

 5. Room A04 - Pantry: Remove existing range and hood. Repair existing cabinetry by relaminating and replacing any damaged millwork pieces and hardware. Repair any damaged plumbing and plumbing fixtures. Provide and install full size (22 cu. Ft.) refrigerator, microwave and dishwasher.

 6. Room B12 - Repair to new working condition the existing bifold closet wood doors. Provide and install wiring and support for motorized video screen. Provide and install floor mount junction box.

                                              [B. DEAN MADDALENA ARCHITECT LOGO]


          for table top media control panel with conduit connection through plenum to speaker system, lighting, PC, etc., display wall that will be mounted in the existing closet.

     7. Rooms B13 & 14- Extend existing style panelling on to new walls in rooms. Reuse existing panelling removed during demolition in same room.

     8. Room B19- Upgrade two existing decorative pendant light fixtures with efficient, energy saving lamps and controls. Replace existing damaged direct mount ceiling tiles with new and paint all to coordinate with decorative beams and new fixtures. Provide and install new surface mount can fixtures as per plan for general lighting.

     9. Room B21- Provide and install black out window screens at all windows in this room.

                   LASZLO BODAK ENGINEER, P.C. (Letterhead)


(Revised September 30, 1996)
(Revised September 27, 1996)
(Revised September 20, 1996)
September 13, 1996


Mr. Robert Cum
Newmark & Company
111 Broadway, 11th floor
New York, NY 10007


Re:   T.I.S.
      115 Broadway, 20th & 21st floors
      LFWS No. 96238


Dear Mr. Cum:

We have reviewed the MBP systems serving the above referenced space and met with TIS personnel earlier this week. The purpose of these meetings was to develop a criteria for required MBP work. The following is a summary of the required work with items that are above building standard construction outlined.

Mechanical:

1. The existing air cooled air conditioning units will be replaced with new air cooled air conditioning units. The units will nominally be rated as follows. Units will have adequate static pressures to operate bypass boxes.

     20th floor:
     -----------

     AC-20-1             20 tons
     AC-20-2             10 tons
     AC-20-3             10 tons
     AC-20-4             10 tons


     21st floor:
     -----------

     AC-21-1             10 tons
     AC-21-2              5 tons
     AC-21-3             10 tons

2. The existing supply air ductwork serving the 7 existing air conditioning units will be maintained to the extent possible. New branch taps will be provided in accordance with new architectural layouts. The existing zone layout will be maintained and no VAX boxes will be provided. New diffusers and grills will be furnished throughout.

Mr. Robert Cum
Revised September 30, 1996
Page 2

3. A new chilled water system will be provided to serve the existing 20th floor rooms 20-A02, 20-A06, 20-A07, 20-A08, 20-A09, and 20-A10 that are presently not air conditioned. The chilled water system will consist of the following:

     a. A new air cooled chiller nominally rated at 15 tons to be provided on the roof.
     b.   Chilled water pump on the roof.
     c. New copper chilled water piping from the roof down to the 20th floor. The piping will run to the ceiling of the 19th floor and core up to fan coil locations on the 20th floor.
     d. Perimeter chilled water fan coil units to serve the rooms. Allow for up to 12 fan coil units in the room. Fan coil units shall be floor mounted cabinet type as manufactured by International, York, Trane, or McQuay. Fan coil units shall be furnished with integral thermostatic controls. The fan coil units shall be generally installed at the perimeter of the rooms adjacent to the existing steam radiators.

4. Existing perimeter steam radiation shall be maintained throughout. New thermostatic control valves to be provided.

5. New toilet exhaust systems will be provided for the 20th & 21st floor toilets.

Tenant Requested Systems above building standard:

1. Provide a year round, 24 hour dedicated air conditioning system to serve the computer room. System to be air cooled with low ambient controls and furnished completed with condenser air and ventilation air louvers. System shall be nominally rated for 3 tons.

2. VAV or bypass boxes where required by variable loads. New ductwork will be provided and/or existing ductwork modified as necessary to obtain the required zone control.

3.   Provide a smoke exhaust system for one conference room No. 20-A09.

Electrical:

1. Provide building standard power wiring for all receptacles and light fixtures indicated on the architectural drawings. Existing distribution equipment will be maintained to the extent possible and new panelboards provided as required.

2. Maintaining existing lighting controls where possible and provide new where required by architectural layout.

Mr. Robert Cum
Revised September 30, 1996
Page 3


3. Total power delivered to the floor will be 6 watts/square foot exclusive of air conditioning.

4. Provide power and control wiring for all HVAC equipment as outlined in the mechanical section.

5. Provide standard 1" empty conduit stub ups with drag lines for tenant low voltage systems. Tenant's contractor shall install all low voltage cabling. Building's contractor to coordinate this work with the tenant's contractor.

6. Provide lighting fixtures as indicated on the architects reflected ceiling plans. Provide emergency lighting and exit signage as required by local law No. 16.

7. Provide life safety systems as required by local law Nos. 5, 16, and 58.

Tenant requested work above building standard:

1. Provide a separate electrical panel board in the computer room with an isolated ground bus. Panelboard to be rated at 120/208 volt, 3 phase, 4 wire, 60 ampere, 18 pole.

2. Provide uninterrupted power supply (UPS) system to serve the computer room. UPs to be nominally rated for approximately 10 Kw. The UPS will be furnished with automatic switchover upon sensing the power loss and manual by-pass switch for serving. The battery system will allow for 10 minutes of backup at full load for orderly shutdown. The UPS shall be manufactured by Exide, Deltec, IPM, or Best.

3. Provide isolated grounding receptacles in the computer room, approximately 12 duplex receptacles are required.

4. Provide 1-1/2" stub ups with drag lines for tenant cabling in lieu of the building standard 1". Also, provide 4" sleeves and conduit to all access of cabling from 21st floor down to the 20th floor computer room.

5. Provide isolated ground outlets for tenant communications hubs. One quad required on each, 20th and 21st floor. Wire outlets back to the isolated ground panelboard in the computer room. See sheet A-3 for locations.

Mr. Robert Cum
Revised September 30, 1996
Page 4



Plumbing:

1. Replace existing damaged plumbing fixtures as required to make water closet, urinals, and lavatories operational. Provide cold and hot water piping to new pantries as required. Refer to architectural plans and scope of work for further plumbing work description.

These items outlined above should be incorporated in the work letter for this space. Please call if further information or clarification is required.

Very truly yours,
/s/ David Rosini
---------------------------
David Rosini

DR/cae

cc:  Mr. Martin Lord
     Mr. Richard Doolittle
     Mr. Dean Maddalena

                                  EXHIBIT B-1

                                  Not to Scale
                         All Dimensions are Approximate




                       [20th & 21st floor proposed plan]

                                  EXHIBIT B-2

                                  Not to Scale
                         All Dimensions are Approximate




              [20th & 21st floor proposed reflected ceiling plan]

                                  EXHIBIT B-3

                                  Not to Scale
                         All Dimensions are Approximate




                [20th & 21st floor proposed power/telephone/data
                                 location plan]

                                 EXHIBIT B-4(a)

                                  Not to Scale
                         All Dimensions are Approximate




                                 [Hames Street]

                                 EXHIBIT B-4(b)

                                  Not to Scale
                         All Dimensions are Approximate




                                 [Hames Street]

                                 EXHIBIT B-4(c)

                                  Not to Scale
                         All Dimensions are Approximate




                                 [Hames Street]

                                   EXHIBIT C

                   BUILDING STANDARD CLEANING SPECIFICATIONS

A. The following general cleaning shall be performed nightly, five times per week, Monday through Friday, except union or other legal holidays, state or federal:

     1. Sweep all uncarpeted flooring using a chemically treated dust mop to prevent dust dispersion.

     2. Sweep all private stairway structures nightly and mop once (1) per month.

     3. All carpeting and rugs to be vacuum cleaned weekly, and carpet swept nightly.

     4.   Empty and clean all ashtrays and screen all sand urns.

     5. Empty wastebaskets and other trash receptacles of waste paper and normal office refuse and remove to designated areas within the building. Plastic liners to be supplied by Tenant.

     6. Hand dust and wipe clean with chemically treated cloth all furniture, file cabinets, desk lamps, window sills and convector enclosed tops within arm's reach.

     7.   Dust desks and equipment and phones thereon.

     8.   Remove all gum and foreign matter on sight.

     9.   Scour and wash clean all water coolers and fountains.

     10.  All slop sink and storage areas to be kept neat and clean.

     11. Upon completion of cleaning operations, reasonable efforts are to be made to turn off all lights.

B. From time to time, as necessary, smudges, finger marks and other marks will be removed from painted surfaces on doors and areas around electric light wall switches and door jambs.

C.   The following general cleaning shall be performed once every four months:

     1. Dust all vertical surfaces such as partitions, fixtures, ventilating louvres, high moldings, walls, etc. not reached in nightly cleaning.

     2.   Dust all window frames.

     3. Dust overhead pipes, air conditioning louvres, ducts, etc. not reached in nightly cleaning.

     4. Hand dust pictures, frames, charts, graphs and similar wall hangings not reached in nightly cleaning.

                                   EXHIBIT D

                         SUBORDINATION, ATTORNMENT AND
                            NONDISTURBANCE AGREEMENT

                                    BETWEEN

                      GENERAL ELECTRIC CAPITAL CORPORATION
                                 ("MORTGAGEE")

                                      AND

                     TRANSACTION INFORMATION SERVICES, INC.
                                   ("TENANT")

                   DATED AS OF _______________________, 1996



                             RECORD AND RETURN TO:

                                LATHAM & WATKINS
                          885 THIRD AVENUE, SUITE 1000
                         NEW YORK, NEW YORK 10022-4802
                     ATTENTION: RICHARD L. CHADAKOFF, ESQ.
                           (L&W FILE NO. 021745-0013)

             SUBORDINATION, ATTORNMENT AND NONDISTURBANCE AGREEMENT

     THIS AGREEMENT, made as of ________________________, 1996 (the "EFFECTIVE DATE"), by and between GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation having an office at 125 Park Avenue, 9th Floor, New York, New York 10017 ("MORTGAGEE"), and TRANSACTION INFORMATION SERVICES, INC., a New York corporation, having an office c/o Stetford-Shaw-Najarian Associates, Ltd., 111 Broadway, New York, New York 10006 ("TENANT").

                              W I T N E S S E T H:

     WHEREAS, Mortgagee is the owner and holder of the mortgages between Mortgagee, as mortgagee, and 111-115 BROADWAY LIMITED PARTNERSHIP, as mortgagor, set forth on EXHIBIT "A" annexed hereto and made a part hereof (said mortgages, as the same have been or may hereafter be amended, increased, renewed, refinanced, modified, consolidated, replaced, combined, supplemented, substituted, spread and extended being hereinafter collectively referred to as the "MORTGAGE"), encumbering the land located in the City, County and State of New York, which land is more particularly described on EXHIBIT "B" annexed hereto and made a part hereof, and the buildings, improvements, and other items of property more fully described in the Mortgage (such land, buildings, improvements and other property being hereinafter referred to collectively as the "MORTGAGED PREMISES");

     WHEREAS, Tenant has entered into a lease with 111-115 BROADWAY LIMITED PARTNERSHIP, as landlord ("LANDLORD"), dated as of _________________, 1996 (the "LEASE"), by which Landlord demised to Tenant a portion of the Mortgaged Premises (the "LEASED PREMISES");

     WHEREAS, a true and complete copy of the Lease has been delivered to Mortgagee by Tenant, the receipt of which is hereby acknowledged;

     WHEREAS, Mortgagee, as a condition to making the loan(s) secured by the Mortgage, required that all leases affecting the Mortgaged Premises be and continue to be subordinate in every respect to the Mortgage; and

     WHEREAS, Mortgagee and Tenant desire to confirm the subordination of the Lease to the Mortgage and to provide for the nondisturbance of Tenant by Mortgagee as set forth herein.

     NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and intending to be legally bound, Mortgagee and Tenant agree as follows:

     1. The Lease, its terms and conditions, and the lien thereof (if any) now are and shall at all times continue to be subject and subordinate in each and every respect to the Mortgage (including all advances made thereunder), its terms and the lien thereof. The provisions of this Agreement shall be self-operative, and no further instrument shall be necessary to effectuate the terms hereof. Nevertheless, Tenant, upon request, shall execute and deliver any certificate or other instrument that Mortgagee may reasonably request to confirm the subordination by Tenant referred to above.

     2. Tenant certifies that (a) the Lease is presently in full force and effect and unmodified, and represents the entire agreement between Landlord and Tenant with respect to the Mortgaged Premises or any portion thereof; (b) no rental payable under the Lease has been paid more than one (1) month in advance of its due date; (c) no event has occurred that constitutes a default under the Lease by Landlord or Tenant or that, with the giving of notice, the passage of time, or both, would constitute such a default; (d) as of the Effective Date, Tenant has no charge, defense, lien, claim, counterclaim, offset or setoff under the Lease or against any amounts payable thereunder;
(e) all conditions to the effectiveness or continuing effectiveness of the Lease required to be satisfied as of the Effective Date have been satisfied;
(f) the commencement date of the Lease shall occur on             , 1996; and
(g) the rent commencement date of the Lease shall occur on             , 1996.

      3. The terms and conditions of the Lease constitute a primary inducement to Mortgagee to enter into this Agreement. Accordingly, Tenant agrees that Tenant shall not cancel, surrender, terminate, amend or modify, or enter into any agreement to cancel, surrender, terminate, amend or modify the Lease, without the prior written approval of Mortgagee, except as expressly provided for in the Lease in connection with casualty to or condemnation of the Mortgaged Premises and/or the Leased Premises, and in connection with the performance by Landlord of Owner's Work (as such term is defined in the Lease). Any cancellation, surrender, termination, amendment or modification of the Lease made without Mortgagee's prior written approval shall not bind Mortgagee or any Successor (as defined below).

     4. In the event of any default on the part of Landlord, arising out of or accruing under the Lease, whereby the validity or the continued existence of the Lease might be impaired or terminated by Tenant, or Tenant might have a claim for partial or total eviction or abatement of rent, Tenant shall not pursue any of its rights with respect to such default or claim, and no notice of termination of the Lease as a result of such default shall be effective, unless and until Tenant has given written notice of such default or claim to Mortgagee at the address set forth herein, or Mortgagee's successor or assign whose name and address previously shall have been furnished to Tenant in writing (but not later than the time that Tenant notifies Landlord of such default or claim) and granted to Mortgagee a reasonable time, which shall be not less than the greater of (i) the period of time granted to Landlord under the Lease, or (ii) thirty (30) days, after the giving of such notice by Tenant to Mortgagee, to cure or to undertake the elimination of the basis for such default or claim, after the time when Landlord shall have become entitled under the Lease to cure the cause of such default or claim; it being expressly understood that (a) if such default or claim cannot reasonably be cured within such cure period, Mortgagee shall have such additional period of time to cure same as it reasonably determines is necessary, so long as it continues to pursue such cure with reasonable diligence, and (b) Mortgagee's right to cure any such default or claim shall not be deemed to create any obligation for Mortgagee to cure or to undertake the elimination of any such default or claim.

     5. As long as (i) the term of the Lease shall have commenced pursuant to the provisions thereof, (ii) Tenant shall be in possession of the Leased Premises, (iii) the Lease shall be in full force and effect, and (iv) Tenant is in compliance with the terms of this Agreement and no default exists under the Lease beyond applicable cure periods, nor has any event occurred which would cause, without any further action by Landlord, the termination of the Lease or would entitle Landlord to dispossess Tenant under the Lease (conditions "i" through "iv," collectively, the "NONDISTURBANCE CONDITIONS"). Mortgagee shall not name Tenant as a party defendant in any action for foreclosure of the Mortgage or other enforcement thereof (unless required by law), nor shall the Lease be terminated by Mortgagee in connection with or by reason of foreclosure or other proceedings for the enforcement of the Mortgage or by reason of a transfer of Landlord's interest in the Mortgaged Premises or under the Lease pursuant to a conveyance in lieu of foreclosure (or similar device)(any of the foregoing, a "FORECLOSURE"), nor shall Tenant's use or possession of the Leased Premises be interfered with by Mortgagee.

     6. If Landlord's interest in the Mortgaged Premises or under the Lease is terminated by reason of a Foreclosure (the party succeeding to the Landlord's interest in the Mortgaged Premises being hereinafter referred to, together with such party's successors and assigns, as "Successor"), then upon Successor's succeeding to Landlord's interest in the Mortgaged Premises or under the Lease, Tenant shall be bound to Successor, and, except as provided in this Agreement, Successor shall be bound to Tenant, under all the terms, covenants and conditions of the Lease for the balance of the term thereof remaining, with the same force and effect as if Successor were Landlord, and Tenant does hereby agree to attorn to Successor, including Mortgagee if it be the Successor, as Tenant's landlord; affirm Tenant's obligations under the Lease; and make payments of all sums due under the Lease to Successor. Such attornment, affirmation and agreement shall be effective and self-operative without the execution of any further instruments. Tenant waives the provisions of any statute or rule of law now or hereafter in effect that may give or purport to give Tenant any right or election to terminate or otherwise adversely affect the Lease or the obligations of Tenant thereunder by reason of any Foreclosure.

     7. Notwithstanding anything to the contrary in the Lease, any New Lease, or this Agreement, any Successor shall not (a) be subject to any credits, offsets, defenses, claims, counterclaims or demands that Tenant might have against any prior landlord (including, without limitation, Landlord), except as expressly provided for in the Lease; (b) be bound by any previous modification or amendment of the Lease or by any rent or additional rent that Tenant might have paid for more than the current month to any prior landlord, unless such modification or prepayment shall have been made with Mortgagee's prior written consent; (c) be liable for any accrued obligation, act or omission of any prior landlord (including, without limitation, Landlord), whether prior to or after Foreclosure; (d) be bound by any covenant to undertake or complete any improvement to the Mortgaged Premises, the Leased Premises or the "Expansion Space" (as such term is defined in the Lease), or to reimburse or pay Tenant for the cost of any such improvement, including, without limitation, the covenants set forth in Sections 42, 56 and 57 of the Lease; provided however, that Successor shall recognize Tenant's right to a credit as set forth in Section 42 of the Lease and Tenant's right to receive a "First Refusal Notice" (as such term is defined in the Lease), and Successor shall allow Tenant to (i) offset against rent due and payable under the Lease in lieu of Successor's making any portion of the "Owner's Maximum Contribution" towards "Tenant's Work" (as such terms are defined in the Lease) as set forth in Sections 56 and 57 of the Lease, and (ii) perform the work required of Landlord under Sections 42, 56 and 57 of the Lease and receive a credit therefor against rent due under the Lease; (e) be required to perform or provide any services not related to possession or quiet enjoyment of the Leased Premises; (f) be required to account for any security deposit other than any security deposit actually delivered to Successor, including any of the security deposits held in accordance with Sections 34, 55 and 53(b) of the Lease;(g) be required to abide by any provisions for the diminution or abatement of rent (other than in connection with casualty to or condemnation of the Leased Premises), except as expressly provided for in the Lease; (h) be liable or responsible in any way for any brokerage fees or commissions whatsoever in connection with the Lease or the Leased Premises (or indemnities against claims in connection therewith), including, but not limited to those set forth in Section 46 of the Lease; or (i) be liable for any refunds to Tenant of "Taxes" (as such term is defined in the Lease), including those set forth in Section 37(c)(iii) of the Lease, unless Successor actually receives the funds which are the basis for such refund.

     8. Notwithstanding anything to the contrary in this Agreement, the Lease, or any New Lease, if Successor acquires Landlord's interest in the Mortgaged Premises, then Successor's liability for its obligations under the Lease (or any New Lease) and this Agreement shall be limited to Successor's interest in the Mortgaged Premises. Tenant shall not look to any other property or assets of Successor or the property or assets of any of the partners, shareholders, directors, officers and principals, direct and indirect, of Successor in seeking either to enforce Successor's obligations under the Lease (or any New Lease) and this Agreement or to satisfy a judgment for Successor's failure to perform such obligations.

     9. If and to the extent that the Lease or any provision of law shall entitle Tenant to notice of any mortgage, Tenant acknowledges and agrees that this Agreement shall constitute said notice to Tenant of the existence of the Mortgage.

     10. This Agreement may not be modified except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto (and shall benefit any Successor), and the heirs, representatives, successors and assigns of the foregoing, provided, however, this Agreement shall not be binding upon any assignee of Mortgagee acquiring the loan secured by the Mortgage in connection with a refinancing thereof.

     11. Nothing contained in this Agreement shall in any way impair or affect the lien created by the Mortgage or modify the terms thereof. By executing and delivering this Agreement, Mortgagee shall not be deemed to have (i) waived any default under the Mortgage, (ii) modified the Mortgage in any manner, or (iii) waived any rights or remedies it possesses under the Mortgage or otherwise. In the event any conflict, inconsistency or ambiguity exists between the terms, covenants and conditions of the Lease and the terms, covenants and conditions of the Mortgage, the terms, covenants and conditions of the Mortgage shall control, except as specifically and expressly set forth herein.

     12. Tenant agrees and confirms that this Agreement satisfies any condition or requirement in the Lease or otherwise relating to the granting of a nondisturbance agreement, including, without limitation, the provisions of Sections 7 and 40 of the Lease. Tenant further agrees that if there is any inconsistency between the terms and provisions hereof and the terms and provisions of the Lease relating to nondisturbance by Mortgagee, the terms and provisions hereof shall be controlling.

     13. Tenant acknowledges that it has notice that the Lease and the rent and all other sums due thereunder have been assigned by Landlord to Mortgagee. If Mortgagee notifies Tenant of Mortgagee's election under the Mortgage or any other loan document to collect rent and all other sums due under the Lease, and demands that Tenant pays same to Mortgagee, Tenant agrees that it will honor such demand and pay its rent and all other sums due under the Lease directly to Mortgagee or as directed by Mortgagee, notwithstanding any contrary claims, directions, or instructions by Landlord.

     14. Except as expressly provided for in Sections 11 and 41 of the Lease, Tenant agrees that any Successor shall have the right to consent to or refuse any proposed assignment or subletting of the Leased Premises in its sole discretion.

     15. All notices, demands or requests made pursuant to, under, or by virtue of this Agreement must be in writing and mailed to the party to whom the notice, demand or request is being made by certified or registered mail, return receipt requested, at its address set forth above. A copy of all notices to Mortgagee shall also be sent to Latham & Watkins, 885 Third Avenue, Suite 1000, New York, New York 10022-4802, Attention: Richard L. Chadakoff, Esq. A copy of all notices to Tenant shall also be sent to Esanu Katsky Korins & Siger, 605 Third Avenue, New York, New York 10158-0038, Attention: Stephen Swiatkiewitz, Esq. Any party may change the place that notices and demands are to be sent by written notice delivered in accordance with this Agreement.

     16. This Agreement shall be governed by the laws of the State of New York. If any term of this Agreement or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such term to any person or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each term of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     17. Each party shall execute and deliver, upon the request of the other, such documents and instruments (in recordable form, if requested) as may be necessary or appropriate to fully implement or to further evidence the understandings and agreements contained in this Agreement. This Agreement may be executed in any number of counterparts.

     IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the Effective Date.

MORTGAGEE

GENERAL ELECTRIC CAPITAL CORPORATION


By:  ____________________________________________
     Name:
     Title:



TENANT

TRANSACTION INFORMATION SERVICES, INC.

By:  /s/ Jeffrey Najarian
     ____________________________________________
     Name:  Jeffrey Najarian
     Title: President

                                    GUARANTY

FOR VALUE RECEIVED, and in consideration for, and as an inducement to Owner making the within lease with Tenant, the undersigned guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non-payment, non-performance, or non-observance, or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Owner against Tenant of any of the rights or remedies reserved to Owner pursuant to the provisions of the within lease. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the premises as a "statutory tenant." As a further inducement to Owner to make this lease and in consideration thereof, Owner and the undersigned covenant and agree that in any action or proceeding brought by either Owner or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of the terms of this lease or of this guarantee that Owner and the undersigned shall and do hereby waive trial by jury.
                                                  19
Dated: _____________________________________________________

____________________________________________________________
Guarantor

____________________________________________________________
Witness

____________________________________________________________
Guarantor's Residence

____________________________________________________________
Business Address

____________________________________________________________
Firm Name

STATE OF NEW YORK  ) ss.:
COUNTY OF          )

     On this          day of             , 19  , before me personally
came                                to me known and known to me to be the
individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.

                                   ______________________________________
                                                     Notary



                            IMPORTANT - PLEASE READ

                     RULES AND REGULATIONS ATTACHED TO AND
                           MADE A PART OF THIS LEASE
                         IN ACCORDANCE WITH ARTICLE 33.

     1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

     2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

     3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors, and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

     4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

     5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

     6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

     7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

     8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease of which these Rules and Regulations are a part.

     9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

     10. Owner reserves the right to exclude from the building between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays, and legal holidays all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons.

     11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a as a building for offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

     12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

     13. If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by the Owner with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 P.M. in the case of services required on week days, and prior to 3:00 P.M. on the day prior in the case of after hours service required on weekends or on holidays.

     14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Owner's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Owner may designate.

            SEE FOLLOWING PAGE FOR ADDITIONAL RULES AND REGULATIONS



Address

Premises
===========================================


                    TO


===========================================
             STANDARD FORM OF

[NEW YORK                      [NEW YORK
 BOARD OF      OFFICE LEASE     BOARD OF
 REAL ESTATE                    REAL ESTATE
 LOGO]                          LOGO]

  The Real Estate Board of New York, Inc.
 (C) Copyright 1983. All rights Reserved.
Reproduction in whole or in part prohibited.

===========================================

Dated                               19

Rent per Year


Rent per Month


Term
From
To


Drawn by ___________ Checked by ___________

Entered by _________ Approved by __________

===========================================

                        ADDITIONAL RULES AND REGULATIONS

     15. No noise or other activity, including the playing of musical instruments, radio, television or other sound reproduction system, which would, in Owner's judgment, disturb other tenants in the Building, shall be made or permitted by Tenant, and no cooking shall be done in the demised premises, except as expressly approved in writing by Owner.

     16. All entrance doors in the demised premises shall be left locked by Tenant when the demised premises are not in use. Entrance doors shall be kept closed at all times.

     17. All locks affording access to the demised premises and to circulation within the demised premises shall be conformed to Owner's master key system.

     18. The requirements of Tenant will be attended to only upon application to the Building superintendent at his office in the Building. Building employees shall not be requested by Tenant, and will not be permitted, to perform any work or services specially for Tenant, unless expressly authorized to do so by the Building superintendent.

     19. Owner reserves the right to rescind, alter, waive, expand or add any rule or regulation at any time prescribed for the Building when, in its judgment, it deems it necessary, desirable or proper for its best interests and for the best interests of the tenants thereof, and no alteration or waiver of any rule or regulation in favor of one tenant shall operate as an alteration or waiver in favor of any other tenant. Owner shall not be responsible to Tenant for the non-observance or violation by any other tenant of any of the rules and regulations at any time prescribed for the Building.

     20. If attendance of Owner's personnel and/or service contractors shall be required, as determined by Owner in its sole discretion, in connection with the use by Tenant of freight elevators or other Building services or equipment, Tenant shall pay to Owner on demand, as additional rent, such amount as Owner shall determine to be appropriate as a charge for Owner's personnel and/or service contractors.

     21. Tenant shall not at any time store or keep any material, supplies, furniture, furnishings or equipment of any kind in any machine room or in any mechanical or electrical equipment room in the Building whether such room be within or outside the demised premises.

     22. Owner may charge Tenant for changes to the Building's directory subsequent to the initial listings. All requests for directory listings shall be in writing on Tenant's letterhead signed by an authorized officer of Tenant.

     23. In no event and under no circumstances shall hand trucks be brought into or used in any passenger elevators in the Building, it being understood that all freight, furniture, business equipment and bulky matters of every description shall be moved into and out of the Building and between floors therein only on the freight elevator and otherwise in accordance with Rule 8 and the other Rules annexed to this lease.

                            FIRST AMENDMENT TO LEASE

     First Amendment to Lease (this "Amendment") dated as of October 20, 1998 by and between ITW MORTGAGE INVESTMENTS III, INC., a Delaware corporation having an office c/o Newmark & Company Real Estate, Inc., 125 Park Avenue, New York, New York 10017 ("Owner"), and TRANSACTION INFORMATION SYSTEMS, INC., a Delaware corporation having its principal office and place of business at 115 Broadway, New York, New York 10006 ("Tenant").

                              W I T N E S S E T H:

     WHEREAS, Tenant is the tenant of the entire rentable portion of the twentieth (20th) floor and a portion of the twenty-first (21st) floor (the "Current Space") in the building at 115 Broadway, New York, New York (the "Building") pursuant to a lease dated as of August 28, 1996 (the "Lease") between Owner's predecessor-in-interest and Tenant; and

     WHEREAS, Owner and Tenant wish to provide for the letting by Tenant of the entire rentable portion of the second (2nd) floor of the Building substantially as depicted on Exhibit B annexed hereto and made a part hereof (the "New Space") in addition to the Current Space, and to modify certain provisions of the Lease;

     NOW, THEREFORE, in consideration of the sum of ten ($10.00) dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Owner and Tenant hereby agree that from and after the mutual execution and delivery of this Amendment the Lease shall be amended, modified and supplemented as follows:

     1. All words, terms or phrases used herein and defined in the Lease shall have the meanings herein that are ascribed to them in the Lease unless herein otherwise expressly specified.

     2. From and after the New Space Date (as hereinafter defined) all references in the Lease to the demised premises shall be deemed to refer to both the Current Space and the New Space to the end that such combined space shall, from and after the New Space Date, constitute the demised premises but
Article 42 of the Lease shall be inapplicable to the New Space. Tenant has examined the New Space and agrees to accept same in its existing condition, "as is" and further agrees that, except as otherwise expressly specified in this Amendment, Owner shall have no obligation to perform any work, supply any materials or incur any cost in preparation for Tenant's occupancy of the New Space except that Owner shall, at Owner's expense, perform the work described in Exhibit A annexed hereto and made a part hereof ("the Base Building Work") in accordance with all applicable Legal Requirements including, without limitation, the Americans with Disabilities Act of 1990. Upon the completion of the Base Building Work, Owner shall deliver to Tenant an ACP-5 in respect of the New Space. The "New Space Date" shall be the earlier of: (i) the day following the day on which the Base Building Work is substantially completed;
or (ii) the day Tenant first takes possession of all or any part of the New Space. As used herein, "substantially completed" shall mean that the portion of the Base Building Work remaining to be performed, if any, shall have reached the stage of completion such that Tenant can use and occupy all or substantially all of the New Space (other than, perhaps, a deminimis portion thereof) and operate its business therein with not more than minimal interference by reason of those items still required to complete the Base Building Work. The taking of possession of the New Space or any portion or portions thereof shall be conclusive evidence that the same are in any event in satisfactory condition at the time such possession is so taken and that the Base Building Work has been satisfactorily completed except for the "punch list" items of which Owner is notified in writing by Tenant within ten (10) business days thereafter, (it being understood that Tenant's performance of work in the New Space pursuant to subparagraph C of Article 5 of this Amendment shall not be deemed to mean that Tenant has taken possession of the New Space for the purposes of this sentence). Within ten (10) days after the occurrence of the New Space Date, Owner and Tenant shall execute and deliver a certificate confirming the New Space Date and the New Space Rent Commencement Date. In no event shall the failure of either party to request such certificate or the failure or refusal of either party to execute any such certificate in any way affect the Lease, this Amendment, the term of the Lease or any obligations under the Lease or this Amendment including, without limitation, Tenant's obligation to pay the Base Rent and additional rent reserved in the Lease and each of the parties' obligations to perform all of the other covenants and agreements set forth in the Lease and this Amendment. If Owner has not substantially completed the Base Building Work by the date that is sixty (60) days after the mutual execution and delivery of this Amendment, as such date may be extended: (x) by not more than thirty (30) days for any of the reasons set forth in Article 27 of the Lease; and/or (y) by one (1) day for each day that Tenant delays, interferes with or prohibits Owner from performing and/or completing the Base Building Work in whole or in part, then the New Space Rent Commencement Date (as hereinafter defined) shall be delayed by one (1) day for each day after the 60th day that elapses before Owner substantially completes the Base Building Work and an additional one (1) day for each day after the 90th day that elapses before Owner substantially completes the Base Building Work.

     3. A. The Base Rent, reserved in the Lease shall, with respect to the demised premises (including both the Current Space and the New Space), be increased to:

        (i) $982,910.04 per annum from the New Space Rent Commencement Date through and including the day that is one (1) day prior to the first anniversary of the New Space Tent Commencement Date;

        (ii) $994,531.00 per annum from the first anniversary of the New Space Rent Commencement Date through and including the day that is one (1) day prior to the second anniversary of the New Space Rent Commencement Date;

        (iii) $1,006,443.00 per annum from the second anniversary of the New Space Rent Commencement Date through and including the day that is one (1) day prior to the third anniversary of the New Space Rent Commencement Date;

        (iv) $1,018,653.00 per annum from the third anniversary of the New Space Rent Commencement Date through and including June 30th of that year and $1,036,823.63 per annum from July 1st of the same year through and including the day that is one (1) day prior to the fourth anniversary of the New Space Rent Commencement Date;

        (v) $1,052,824.00 per annum from the fourth anniversary of the New Space Rent Commencement Date through and including the day that is one (1) day prior to the fifth anniversary of the New Space Rent Commencement Date;

        (vi) $1,104,283.00 per annum from the fifth anniversary of the New Space Rent Commencement Date through and including the day that is one (1) day prior to the sixth anniversary of the New Space Rent Commencement Date;

        (vii) $1,118,483.00 per annum from the sixth anniversary of the New Space Rent Commencement Date through and including the day that is one (1) day prior to the seventh anniversary of the New Space Rent Commencement Date;

     (viii) $1,133,038.00 per annum from the seventh anniversary of the New Space Rent Commencement Date through and including the day that is one (1) day prior to the eighth anniversary of the New Space Rent Commencement Date;

       (ix) $1,147,958.00 per annum from the eighth anniversary of the New Space Rent Commencement Date through and including the Expiration Date.

         B. Provided that Tenant is not in default under the Lease beyond the expiration of any applicable notice and cure period in the Lease set forth, Tenant shall not be required to pay $38,737.50 of the Base Rent allocable to each of the first six (6) months following the New Space Rent Commencement Date (the "New Space Abatement Period"). The abatement of rent granted to Tenant in this paragraph B is intended to be in addition to the abatement of rent specified on the first page of the Lease.

         C. The New Space Rent Commencement Date shall be the date that is ninety (90) days after the New Space Date.

     4. A. Article 37 of the Lease shall be deemed unmodified hereby in its application to the Current Space but shall be deemed modified as herein specified and, as so modified, shall be applicable to the New Space, it being the intent of Owner and Tenant that Article 37 of the Lease, as the same existed prior to the execution of this Amendment, shall be deemed reprinted at length herein with the changes hereinafter specified and as so reprinted shall apply to the New Space. The provisions of Article 37 of the Lease, as applicable to the New Space, shall be deemed amended as follows: (i) the number "6.1%" which appears in subparagraph (a)(iv) of Article 37 of the Lease shall be and be deemed to be deleted therefrom and the number "4.66%" shall be and be deemed to be substituted therefor solely with respect to the application of Article 37 to the New Space; and (ii) the number "24,288" which appears in subparagraph
(a)(viii) of Article 37 of the Lease shall be and be deemed to be deleted therefrom and the number "18,594" shall be substituted therefor solely with respect to the application of Article 37 to the New Space; and (iii) the dates "July 1, 1996" and "June 30, 1997" which appear in subparagraph (a)(iii) of
Article 37 of the Lease shall be and be deemed to be deleted therefrom and the dates "July 1, 1998" and "June 30, 1999" shall be substituted respectively therefor solely with respect to the application of Article 37 to the New Space; and (iv) the term "Owner's Work" which appears in subparagraph (i)(iv) of
Article 37 of the Lease shall be and be deemed to be deleted therefrom and the term "the Base Building Work" shall be substituted therefor solely with respect to the application of Article 37 to the New Space; and (v) the term "demised premises" which appears in subparagraph (i)(iv) of Article 37 of the Lease shall be and be deemed to be deleted therefrom and the term "New Space" shall be substituted therefor solely with respect to the application of Article 37 to the New Space; and (vi) subparagraphs (a)(v) through (a)(vii) of Article 37 of the Lease and subparagraph (a)(ix) of Article 37 of the Lease shall be and be deemed to be deleted therefrom solely with respect to the application of Article 37 to the New Space.

             B. Paragraphs (b) and (e) of Article 37 of the Lease shall be deemed unmodified hereby in their application to the Current Space but shall be inapplicable to the New Space in respect of the period from the New Space Date to the Expiration Date.

          C. Article 38 of the Lease shall be deemed unmodified hereby in its application to the Current Space but shall be deemed modified as herein specified and, as so modified, shall be applicable to the New Space, it being the intent of Owner and Tenant that Article 38 of the Lease, as the same existed prior to the execution of this Amendment, shall be deemed reprinted at length herein with the changes hereinafter specified and as so reprinted shall apply to the New Space. The provisions of Article 38 of the Lease, as applicable to the New Space, shall be deemed amended as follows: the words "seven (7) watts" which appear in paragraph (b) shall be deleted therefrom and the words "six (6) watts" shall be substituted therefor solely with respect the application of Article 38 to the New Space.

          D. In the event Tenant properly renews the Lease pursuant to Article 58 thereof, subparagraphs A. and B. of this Article shall be inapplicable with respect to the Renewal Period only, and Article 37 of the Lease as it applies to the Renewal Period only shall be deemed amended as follows: (i) the number "6.1%" which appears in subparagraph (a)(iv) of Article 37 of the Lease shall be and be deemed to be deleted therefrom and the number "10.76%" shall be and be deemed to be substituted therefor; and (ii) the number "24,288" which appears in subparagraph (a)(viii) of Article 37 of the Lease shall be and be deemed to be deleted therefrom and the number "42,882" shall be substituted therefor.

     5.   A.   As a material inducement to Owner to enter into this Amendment,
Tenant hereby agrees to improve, fixture and decorate the New Space to create first class offices ("Tenant's New Space Work") in accordance with the plans and specifications listed on Exhibit B annexed hereto and made a part hereof ("Tenant's New Space Plans").

          B. (i) Owner shall reasonably cooperate with Tenant in obtaining any permits which must be obtained in connection with Tenant's New Space Work. Tenant's New Space Plans shall not be changed by Tenant without the prior approval of Owner which shall not be unreasonably withheld or delayed. All contractors or materialmen Tenant proposes to employ shall be subject to Owner's prior approval, which approval shall not be unreasonably withheld, conditioned or delayed.

               (ii) (a) Promptly after the date hereof, Tenant shall file for and secure or cause to be secured: (1) all necessary approvals of Tenant's New Space Plans from all governmental authorities having jurisdiction thereover; and
(2) all permits and licenses necessary to perform Tenant's New Space Work. Tenant shall furnish Owner with two (2) copies of Tenant's New Space Plans as approved by such governmental authorities and two (2) copies of such permits and licenses. In the event that Tenant is unable to obtain governmental approval of Tenant's New Space Plans or any permits or licenses necessary to perform Tenant's New Space Work solely due to the existence of violations of record against the Building, Owner shall have the right to retain an expediter and attempt to obtain approval of Tenant's New Space Plans or obtain such necessary permits and licenses. If Owner or its expediter is unsuccessful in obtaining approval of Tenant's New Space Plans and/or the necessary permits and licenses, Owner shall remedy such violations to the extent necessary to obtain such approvals, permits and licenses.

                    (b) Tenant shall enter into a construction contract with a construction manager or general contractor reasonably acceptable to Owner. The parties acknowledge that Owner has approved National Construction Group, Ltd. as a construction manager for Tenant's New Space Work. Such construction contract shall be subject to Owner's prior written approval, which shall not be unreasonably withheld or delayed provided it includes indemnification, insurance and retainage provisions acceptable to Owner and shall otherwise comply with the terms of the Lease and this Amendment. Tenant shall furnish Owner with a copy of such executed contract.

          (iii) Following compliance by Tenant with its obligations under subparagraphs B.(i) and (ii) of this Article and after furnishing to Owner one
(1) or more certificates evidencing that Tenant and Tenant's contractor or construction manager have procured all of the insurance specified in Articles 3 and 44 of the Lease, Tenant shall promptly commence or cause to be commenced Tenant's New Space Work and shall complete or cause the same to be completed expeditiously in accordance with Tenant's New Space Plans, in a good and workmanlike manner, in accordance with all applicable Requirements and in accordance with Owner's work regulations for the Building. All of Tenant's New Space Work shall be performed in a manner so as not to interfere with other contractors, if any, in the Building. Passenger elevators shall not be used by Tenant or its contractors to transport construction material and/or workers to the New Space or any other part of the demised premises. Owner shall furnish freight elevator service to the New Space for Tenant's performance of Tenant's New Space Work during normal business hours on a nonexclusive "first come first served basis" at no charge to Tenant and on non-business days and outside normal business hours on business days at the Building standard rate then charged by Owner. The current charge for overtime freight elevator service is $75.00 per hour. At all times during the progress of Tenant's New Space Work, Tenant shall permit Owner, its architect and other representatives of Owner access to the New Space for the purpose of inspecting same, verifying conformance of Tenant's New Space Work with Tenant's New Space Plans and otherwise viewing the progress of Tenant's New Space Work.

          (iv) Tenant shall pay its contractors, laborers, subcontractors, materialmen and suppliers in accordance with their respective agreements and shall not cause or suffer any liens, mortgages, chattel liens, or other title retention or security agreements to be placed on the Building, the New Space, any other part of the demised premises or any improvements therein. All contracts or agreements made by Tenant with any third party or parties in connection with Tenant's New Space Work or any other alterations, improvements, changes, decorations or additions shall expressly provide that said third party or parties shall look solely to Tenant for any and all payments to be made pursuant to such contract or agreement and that Owner shall not have any responsibility or liability for the payment thereof.

          (v) (a) Subject to and in accordance with the provisions in this subparagraph B.(v) set forth, Owner shall reimburse Tenant for an amount equal to the lesser of: (x) Tenant's actual out-of-pocket cash payments for the permanent leasehold improvements constituting part of Tenant's New Space Work ("Tenant's New Space Work Cost"), (except that it is agreed that up to $32,540.00 of the cost of any moveable partitions, business or trade fixtures, furniture, furnishings or other articles of personalty may be included but the cost of no such items in excess of such amount shall be included in Tenant's New Space Work Cost); or (y) $677,790.00.

               (b) From time to time during the performance of Tenant's New Space Work, but not more frequently than once a month, Tenant may submit to Owner an Interim Statement setting forth in reasonable detail the amount of Tenant's New Space Work Cost theretofore paid in respect of Tenant's New Space Work theretofore completed and requesting reimbursement of a portion thereof provided that the aggregate amount of the reimbursement then requested by Tenant combined with any amounts previously reimbursed pursuant to this subparagraph B.(v) does not exceed $677,790.00. Tenant shall include with each Interim Statement: (1) copies of all invoices in respect of all of Tenant's New Space Work theretofore performed; (2) a certification from Tenant's architect certifying that the portion of Tenant's New Space Work relating to such Tenant's New Space Work Cost has been completed; and (3) evidence reasonably satisfactory to Owner establishing that all sums due and owing to contractors, subcontractors and materialmen in respect of such portion of Tenant's New Space Work have been paid including, without limitation, lien waivers from such contractors, subcontractors and materialmen.

              (c) On or before the thirtieth (30th) day after Owner receives an Interim Statement, provided that Tenant is not in default under the Lease beyond any notice and cure period set forth in the Lease, Owner shall reimburse Tenant the amount properly requested in the Interim Statement.

              (d) After Tenant has completed Tenant's New Space Work, Tenant shall submit to Owner: (1) an affidavit executed by an officer of Tenant ("Tenant's New Space Work Statement") certifying that Tenant's New Space Work has been completed and setting forth in reasonable detail Tenant's New Space Work Cost; (2) copies of all invoices in respect of Tenant's New Space Work Cost not theretofore furnished to Owner; (3) a certification from Tenant's architect certifying that Tenant's New Space Work has been completed (which certification shall be on the standard AIA form or on such other form which is approved by Owner or its designated engineer or architect); and (4) evidence reasonably satisfactory to Owner establishing that: (x) materialmen have been paid including, without limitation, lien waivers from such contractors, subcontractors and materialmen; (y) all governmental authorities (including, without limitation, the New York City Department of Buildings) and fire underwriters have issued final approval of Tenant's New Space Work as built and the occupancy of the New Space; and (z) Tenant's New Space Work complies with all Requirements.

              (e) On or before the thirtieth (30th) day following the day on which Owner receives Tenant's New Space Work Statement and all of the other items specified in subparagraph B.(v)(d), Owner shall, provided Tenant is not in default under the Lease beyond any notice and cure period set forth in the Lease, reimburse Tenant in an amount equal to the excess of: (1) an amount equal to the lower of: (x) Tenant's New Space Work Cost; or (y) $677,790.00 over (2) the aggregate of all amounts paid by Owner to or on behalf of Tenant pursuant to this subparagraph B.(v).

         (iv) Nothing contained in this Article shall limit or qualify the terms, covenants, agreements, provisions and conditions of Article 3 of the Lease.

     C. Owner shall permit Tenant, Tenant's contractors and materialmen to perform Tenant's New Space Work in the New Space during the period that Owner is performing the Base Building Work; provided, however, that Tenant shall not delay, impede or interfere with the performance of the Base Building Work and provided, further, that: (i) Owner shall have no responsibility for: (a) any damage to or loss of any materials used or stored in the New Space; and (b) any damage to the New Space caused by the performance of Tenant's New Space Work;
(ii) Owner shall have the right to bar Tenant and/or its contractors and/or materialmen and/or agents from the New Space prior to the date the Base Building Work is substantially completed if Owner determines, in its sole discretion, that the performance of Tenant's New Space Work is delaying, impeding or interfering with the performance of the Base Building Work; and (iii) there shall be a one (1) day reduction in the New Space Abatement Period for each day that the performance of the Base Building Work is delayed solely by reason of the performance of Tenant's New Space Work (such reduction in the New Space Abatement Period shall be applied against the portions of the New Space Abatement Period first occurring after the New Space Rent Commencement Date).

     D. Tenant acknowledges that the Building heating system may not provide sufficient heat to the New Space. As part of Tenant's New Space Work, Tenant shall install such supplemental heating as it deems appropriate to adequately heat the New Space. Owner and Tenant have adjusted the reimbursement amounts set forth in this Article to account for such supplemental heating work.

     6. A. Tenant shall, simultaneously with the execution and delivery of this Amendment, remit to Owner additional security in the amount of $250,000.00 which, together with the $250,000.00 security deposit that Owner is currently holding ($500,000.00 in the aggregate), shall be held by Owner in accordance with Article 34 of the Lease and paragraphs (a) through (d) of Article 55 of the Lease and paragraph B of this Article, it being understood that paragraph B of this Article shall replace paragraph (e) of Article 55 of the Lease as though said paragraph (e) had been deleted from the Lease and paragraph B hereof had been inserted in its place and stead.

     B. Provided, in each instance, that: (i) Tenant is not then in default under the Lease as to which notice has been given; (ii) on or before the first day of March and the first day of September of each year during the term of the Lease Tenant has delivered to Owner a certificate prepared in each instance by an independent certified public accountant reasonably acceptable to Owner, which unconditionally states that, in accordance with generally accepted accounting principles, Tenant has a net worth of at least $2,500,000.00; and (iii) within ninety (90) days after the end of each calendar year Tenant has delivered to Owner audited financial statements which indicate that Tenant has a net worth of at least $2,500,000.00; then: (x) on the second anniversary of the Commencement Date and on each anniversary of the Commencement Date thereafter occurring through and including the ninth anniversary of the Commencement Date, the amount of the security on deposit with Owner under the Lease shall, if Tenant so requests, be reduced by Twenty-Five Thousand and 00/100 ($25,000.00) Dollars; and (y) on the fifth anniversary of the New Space Date only, the amount of the security on deposit with Owner under the Lease shall, if Tenant so requests, be reduced by Two Hundred Seventeen Thousand Four Hundred Twenty-Four and 64/100 ($217,424.64) Dollars. Notwithstanding the foregoing, in no event shall the amount of security on deposit with Owner be less than Eighty-Two Thousand Five Hundred Seventy-Five and 36/100 ($82,575.36) Dollars. Owner agrees that in each case, Tenant may deliver to Owner an amended letter of credit for the applicable reduced amount and Owner shall surrender the letter of credit then held by Owner in exchange therefor provided that such amended letter of credit conforms to the requirements of paragraph (b) of Article 55 of the Lease and is otherwise in form and substance satisfactory to Owner. The failure of Tenant to meet the requirements set forth in clauses (i), (ii) and (iii) of this paragraph B. in any calendar year shall not preclude Tenant from meeting those requirements in any subsequent calendar year and thereafter seeking a reduction in the security deposit on the anniversary of the Commencement Date occurring in the next succeeding year.

     7. A. Owner hereby notifies Tenant that in accordance with sections 305, 306, 309 or 310 of Title 25, Chapter 3 of the Administrative Code of the City of New York (the "Landmarks Law") Tenant must obtain a permit from the Landmarks Preservation Commission of the City of New York before commencing any exterior or interior work in or to the Current Space or the New Space, except for ordinary repair and maintenance as that term is defined in subdivision (r) of section 302 of the Landmarks Law.

         B. Owner hereby advises Tenant that the Building has been inspected for asbestos containing material ("ACM") by an independent testing and consulting service. Such report indicates ACM at the following locations: (i) roof materials; (ii) floor tiles at certain locations; and (iii) pipe insulation in certain enclosed columns.

        C. Owner hereby represents to Tenant that there is no outstanding mortgage affecting the Building.

     8. Article 46 of the Lease shall be deemed unmodified hereby in its application to the Current Space, but shall be deemed modified as herein specified and, as so modified, shall be applicable to the New Space, it being the intent of Owner and Tenant that Article 46 of the Lease, as the same existed prior to this Amendment, shall be deemed reprinted at length herein with the changes hereinafter specified and, as so reprinted, shall apply to the New Space. The provisions of Article 46 of the Lease, as applicable to the New Space, shall be deemed amended as follows: the words "this lease" wherever they appear in Article 46 of the Lease shall be deleted therefrom and the words "this Amendment" shall be substituted therefore solely with respect to the application of Article 46 to the New Space.

     9. The Lease is hereby amended by deleting the words "Chemical Bank (New
York)" from Article 48 of the Lease and substituting the words "The Chase Manhattan Bank" in their place and stead.

     10. Article 56 of the Lease is hereby deleted therefrom.

     11. Article 41(i) of the Lease is hereby deleted therefrom and the following is inserted in its place and stead: "A transfer of fifty (50%) percent or greater interest (whether stock, partnership or otherwise) of Tenant shall be deemed to be an assignment of this lease, either in one transaction or in any series of transactions unless: (i) such transfer is accomplished by means of a public offering of stock which is registered with the Securities and Exchange Commission; (ii) such transfer is by a Principal (as hereinafter defined) to a member of, or a direct lineal descendant of a member of, his nuclear family or to an entity owned and controlled by, or a trust created for the benefit, or a member of, or a direct lineal descendant of, his nuclear family; or (iii) following such transfer: (a) one or more Principals shall, individually or in the aggregate, at all times continue to own no less than twenty-five (25%) percent of the voting stock of Tenant; and (b) one or more Principals shall, individually or in the aggregate, at all times operate Tenant. For purposes hereof, the term: (x) "Principal" shall mean each of Jeffrey Najarian, Edward Shaw, George Stetford, Robert Gold and Mark Arzoomanian; and (y) "operate" shall mean the possession of the power to direct the management, policies and day-to-day operation of Tenant as well as the distribution of Tenant's profits. Tenant represents and warrants to and for the benefit of Owner that, as of the date hereof, Jeffrey Najarian, Edward Shaw and George Stetford each own 11.66% of Tenant's voting stock, Robert Gold owns 10.3% of Tenant's voting stock and Mark Arzoomanian owns 8.93% of Tenant's voting stock. Tenant hereby represents that as of the date hereof all of Tenant's outstanding stock is voting stock."

     12. Except as herein expressly amended, modified and supplemented, all of the terms, conditions and provisions of the

Lease remain in full force and effect as heretofore written and, as hereby amended, modified and supplemented, are hereby ratified and confirmed in every respect. Tenant takes the occasion of the execution of this Amendment to confirm that: (i) Tenant has been in possession of the Current Space for approximately one (1) year and, as of the date hereof, is satisfied with the condition of the Current Space and Owner is not required to do any work to or in respect of the Current Space; (ii) as of the date hereof, Owner has fully and properly fulfilled all of its obligations under the Lease; (iii) Tenant acknowledges that it has no claims against Owner nor any setoffs under or in connection with the Lease or otherwise; (iv) the Commencement Date (as defined in the Lease) was July 1, 1997 and, accordingly, the fifth anniversary of the Commencement Date will be July 1, 2002; and (v) the Expiration Date is December 31, 2007.

     13. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and shall, once it has been mutually executed and delivered by Owner and Tenant, be binding upon the parties hereto and their respective successors-in-interest and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above set forth.


                                           ITW MORTGAGE INVESTMENTS III, INC.

                                           By: GE Capital Realty Group,
                                               Inc., its servicer


                                               By: /s/ Jerry Tonn
                                                  ------------------------------
                                                  Name:  Jerry Tonn
                                                  Title: VP

                                           TRANSACTION INFORMATION SYSTEMS, INC.


                                               By: /s/ Jeffrey Najarian
                                                  ------------------------------
                                                  Name:  Jeffrey Najarian
                                                  Title: Chief Executive Officer

                                        EXHIBIT A

1.  Demolish the premises.

2. Repair the floor in the demised premises. Specifically, the floor slab in the perimeter adjacent to the building should have holes filled, damaged areas repaired and fire separations maintained to meet code requirements.

3.  Repair and furr-out columns and exterior/core walls.

4. Repair/restore windows and panes as necessary and make operable including replacing damaged window sills, jams and heads to underside of hung ceiling which shall be agreed by both parties. All window treatments above will be as per Owner's direction. Insulate the windows that will fall above the new ceiling.

5. Insure that the new HVAC systems are functional and are of adequate tonnage for building standard installation which will be detailed under separate cover. Install main branch to demising wall of a/c room.

6. Repair or replace all valves, thermostats on all perimeter-heating units and maintain all heating units, valves, stats and piping. Landlord to supply new radiator covers, provide new Dan-Foss control valves on the perimeter radiators and install radiators where radiators previously existed.

7. Provide a distribution system capable of 6 watts of power demand per rentable square foot over and above HVAC power requirements. This will be verified under separate cover.

8. Provide a main distribution panel for both power and lighting within the space, as existing.

9. Repair entry doors, call button panels, and directional signals above elevator cabs. Fire warden stations and fire alarm pull boxes to be located as per building standard and in compliance with ADA requirements.

10. Provide fire alarm panels and tie-in to the building's Class E system. (Points for Tenant's requirements will be provided by Owner, at Tenant's expense.)

11. Create building standard mens and ladies lavatories with provisions for ADA accessibility. Provide unisex lavatory if this is the best solution. Tenant to give input on tile color selection.

12. All exposed structural steel members should be fire proofed as required by code.

13. As required, install new doors, frames and hardware for all core related spaces within the demised premises.

14. For building systems only, Owner to provide all necessary access doors to valves, piping, etc., as required.

15. Furnish and install enclosing walls which form the a/c rooms and the ADA unisex lavatory.

16. Additional air sensors are to be installed and tie into the Building's Automated System. (Tenant to provide control panel board, FCD8 (approximate cost $1,200.00) at Tenant's sole cost and expense.)

                                   EXHIBIT B


                                 [115 BROADWAY
                                   2ND FLOOR]


                                 -NOT TO SCALE-
                         ALL DIMENSIONS ARE APPROXIMATE

                           SECOND AMENDMENT TO LEASE

     Second Amendment to Lease (this "Amendment") dated as of December 4, 1998 by and between ITW MORTGAGE INVESTMENTS III, INC., a Delaware corporation having an office c/o Newmark & Company Real Estate, Inc., 125 Park Avenue, New York, New York 10017 ("Owner"), and TRANSACTION INFORMATION SYSTEMS, INC., a Delaware corporation having its principal office and place of business at 115 Broadway, New York, New York 10006 ("Tenant").

                             W I T N E S S E T H :

     WHEREAS, Tenant is the tenant of the entire rentable portion of the twentieth (20th) floor and a portion of the twenty-first (21st) floor (collectively, the Original Premises) and the entire rentable portion of the second (2nd) floor (collectively, the "Presently Demised Premises") in the building at 115 Broadway, New York, New York (the "Building") pursuant to a lease dated as of August 28, 1996 (the "Original Lease") between Owner's predecessor-in-interest and Tenant and a first amendment to lease (the "First Amendment") dated as of October 20, 1998 (the Original Lease as amended by the First Amendment is hereinafter referred to as the "Lease"); and

     WHEREAS, Owner and Tenant wish to provide for the letting by Tenant of the remaining rentable portion of the twenty-first (21st) floor of the Building substantially as depicted on Exhibit A annexed hereto and made a part hereof (the "Expansion Space") in addition to the Presently Demised Premises, and to modify certain provisions of the Lease;

     NOW, THEREFORE, in consideration of the sum of ten ($10.00) dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Owner and Tenant hereby agree that from and after the mutual execution and delivery of this Amendment the Lease shall be amended, modified and supplemented as follows:

     1. All words, terms or phrases used herein and defined in the Lease shall have the meanings herein that are ascribed to them in the Lease unless herein otherwise expressly specified.

     2. From and after the Expansion Space Date (as hereinafter defined) all references in the Lease to the demised premises shall be deemed to refer to both the Presently Demised Premises and the Expansion Space to the end that such combined space shall, from and after the Expansion Space Date, constitute the demised premises but Article 42 of the Lease shall be inapplicable to the Expansion Space. Tenant has examined the Expansion Space and agrees to accept same in its existing condition, "as is" and further agrees that, except as otherwise expressly specified in this Amendment, Owner shall have no obligation to perform any work, supply any materials or incur any cost in preparation for Tenant's occupancy of the Expansion Space except that Owner shall, at Owner's expense, perform the work described in Exhibit B annexed hereto and made a part hereof ("Owner's Expansion Space Work") in accordance with all applicable Legal Requirements including, without limitation, the Americans with Disabilities Act of 1990. Upon the completion of Owner's Expansion Space Work, Owner shall deliver to Tenant an ACP-5 in respect of the Expansion Space. The "Expansion Space Date" shall be the earlier of: (i) the day following the day on which Owner's Expansion Space Work is substantially completed; or (ii) the day Tenant first takes possession of all or any part of the Expansion Space. As used herein, "substantially completed" shall mean that the portion of Owner's Expansion Space Work remaining to be performed, if any, shall have reached the stage of completion such that Tenant can use and occupy all or substantially all of the Expansion Space (other than, perhaps, a deminimis portion thereof) and operate its business therein with not more than minimal interference by reason of those items still required to complete Owner's Expansion Space Work. The taking of possession of the Expansion Space or any portion or portions thereof shall be conclusive evidence that the same are in any event in satisfactory condition at the time such possession is so taken and that Owner's Expansion Space Work has been satisfactorily completed except for the "punch list" items of which Owner is notified in writing by Tenant within ten (10) business days thereafter, (it being understood that Tenant's performance of work in the Expansion Space pursuant to subparagraph C of Article 5 of this Amendment shall not be deemed to mean that Tenant has taken possession of the Expansion Space for purposes of this sentence). Within ten (10) days after the occurrence of the Expansion Space Date, Owner and Tenant shall execute and deliver a certificate confirming the Expansion Space Date and the Expansion Space Rent Commencement Date. In no event shall the failure of either party to request such certificate or the failure or refusal of either party to execute any such certificate in any way affect the Lease, this Amendment, the term of the Lease or any obligations under the Lease or this Amendment including, without limitation, Tenant's obligation to pay the Base Rent and additional rent reserved in the Lease and each of the parties' obligations to perform all of the other covenants and agreements set forth in the Lease and this Amendment. If Owner has not substantially completed Owner's Expansion Space Work by the date that is sixty (60) days after the mutual execution and delivery of this Amendment, as such date may be extended: (x) by not more than thirty (30) days for any of the reasons set forth in Article 27 of the Lease; and/or (y) by one
(1) day for each day that Tenant delays, interferes with or prohibits Owner from performing and/or completing Owner's Expansion Space Work in whole or in part, then the Expansion Space Rent Commencement Date (as hereinafter defined) shall be delayed by one (1) day for each day after the 60th day that elapses before Owner substantially completes Owner's Expansion Space Work and an additional one
(1) day for each day after the 90th day that elapses before Owner substantially completes Owner's Expansion Space Work.

     3.   A.     In addition to the Base Rent set forth in the Lease for the
Presently Demised Premises, Tenant shall pay Base Rent with respect to the Expansion Space in the amount of:

          (i) $180,757.00 per annum from the Expansion Space Rent Commencement Date through and including the day that is one (1) day prior to the first anniversary of the Expansion Space Rent Commencement Date;

          (ii) $185,275.93 per annum from the first anniversary of the Expansion Space Rent Commencement Date through and including the day that is one (1) day prior to the second anniversary of the Expansion Space Rent Commencement Date;

          (iii) $189,907.82 per annum from the second anniversary of the Expansion Space Rent Commencement Date through and including the day that is one (1) day prior to the third anniversary of Expansion Space Rent Commencement Date;

          (iv) $194,655.52 per annum from the third anniversary of the Expansion Space Rent Commencement Date through and including the day that is one (1) day prior to the fourth anniversary of the Expansion Space Rent Commencement Date;

          (v) $215,239.91 per annum from the fourth anniversary of the Expansion Space Rent Commencement Date through and including the day that is one (1) day prior to the fifth anniversary of the Expansion Space Rent Commencement Date;

        (vi) $220,620.90 per annum from the fifth anniversary of the Expansion Space Rent Commencement Date through and including the day that is one (1) day prior to the sixth anniversary of the Expansion Space Rent Commencement Date;

       (vii) $226,136.43 per annum from the sixth anniversary of the Expansion Space Rent Commencement Date through and including the day that is one (1) day prior to the seventh anniversary of the Expansion Space Rent Commencement Date;

      (viii) $231,789.84 per annum from the seventh anniversary of the Expansion Space Rent Commencement Date through and including the day that is one
(1) day prior to the eighth anniversary of the Expansion Space Rent Commencement Date;

        (xi) $237,584.58 per annum from the eighth anniversary of the Expansion Space Rent Commencement Date through and including the Expiration Date.

          B. Provided that Tenant is not in default under the Lease beyond the expiration of any applicable notice and cure period in the Lease set forth, Tenant shall not be required to pay $15,063.08 of the Base Rent allocable to each of the first four (4) months following the Expansion Space Rent Commencement Date (the "Expansion Space Abatement Period"). The abatement of rent granted to Tenant in this paragraph B is intended to be in addition to the abatement of rent specified on the first page of the Original Lease and Paragraph 3(B) of the First Amendment.

          C. The Expansion Space Rent Commencement Date shall be the date that is ninety (90) days after the Expansion Space Date.

     4.   A.   Article 37 of the Original Lease shall be deemed unmodified hereby in its application to the Presently Demised Premises but shall be deemed modified as herein specified and, as so modified, shall be applicable to the Expansion Space, it being the intent of Owner and Tenant that Article 37 of the Original Lease, as the same existed prior to the execution of the First Amendment, shall be deemed reprinted at length herein with the changes hereinafter specified and as so reprinted shall apply to the Expansion Space. The provisions of Article 37 of the Original Lease, as applicable to the Expansion Space, shall be deemed amended as follows: (i) the number "6.1%" which appears in subparagraph (a)(iv) of Article 37 of the Lease shall be and be deemed to be deleted therefrom and the number "1.97%" shall be and be deemed to be substituted therefor solely with respect to the application of Article 37 to the Expansion Space; and (ii) the number "24,288" which appears in subparagraph
(a)(viii) of Article 37 of the Original Lease shall be and be deemed to be deleted therefrom and the number "7,859" shall be substituted therefor solely with respect to the application of Article 37 to the Expansion Space; and (iii) the dates "July 1, 1996" and "June 30, 1997" which appear in subparagraph
(a)(iii) of Article 37 of the Original Lease shall be and be deemed to be deleted therefrom and the dates "July 1, 1999" and "June 30, 2000" shall be substituted respectively therefor solely with respect to the application of
Article 37 to the Expansion Space; and (iv) the term "Owner's Work" which appears in subparagraph (i)(iv) of Article 37 of the Original Lease shall be and be deemed to be deleted therefrom and the term "Owner's Expansion Space Work" shall be substituted therefor solely with respect to the application of Article 37 to the Expansion Space; and (v) the term "demised premises" which appears in subparagraph (i)(iv) of Article 37 of the Original Lease shall be and be deemed to be deleted therefrom and the term "Expansion Space" shall be substituted therefor solely with respect to the application of Article 37 to the Expansion Space; and (vi) subparagraphs (a)(v) through (a)(vii) of Article 37 of the Lease and subparagraph

(a) (ix) of Article 37 of the Original Lease shall be and be deemed to be deleted therefrom solely with respect to the application of Article 37 to the Expansion Space.

          B. Paragraphs (b) and (e) of Article 37 of the Lease shall be deemed unmodified hereby in their application to the Original Premises but shall be inapplicable to the Expansion Space in respect of the period from the Expansion Space Date to the Expiration Date.

          C. Article 38 of the Original Lease shall be deemed unmodified hereby in its application to the Presently Demised Premises but shall be deemed modified as herein specified and, as so modified, shall be applicable to the Expansion Space, it being the intent of Owner and Tenant that Article 38 of the Original Lease, as the same existed prior to the execution of this Amendment, shall be deemed reprinted at length herein with the changes hereinafter specified and as so reprinted shall apply to the Expansion Space. The provisions of Article 38 of the Original Lease, as applicable to the Expansion Space, shall be deemed amended as follows: the words "seven (7) watts" which appear in paragraph (b) shall be deleted therefrom and the words "six (6) watts" shall be substituted therefor solely with respect the application of
Article 38 to the Expansion Space.

          D.   In the event Tenant properly renews the Lease pursuant to
Article 58 of the Original Lease, subparagraphs A. and B. of this Article shall be inapplicable with respect to the Renewal Period only, and Article 37 of the Original Lease as it applies to the Renewal Period only shall be deemed amended as follows: (i) the number "6.1%" which appears in subparagraph (a)(iv) of
Article 37 of the Original Lease shall be and be deemed to be deleted therefrom and the number "12.72%" shall be and be deemed to be substituted therefor; and
(ii) the number "24,288" which appears in subparagraph (a)(viii) of Article 37 of the Original Lease shall be and be deemed to be deleted therefrom and the number 50,741 shall be substituted therefor.

     5.   A.   As a material inducement to Owner to enter into this Amendment,
Tenant hereby agrees to improve, fixture and decorate the Expansion Space to create first class offices ("Tenant's Expansion Space Work") in accordance with the plans and specifications listed on Exhibit C annexed hereto and made a part hereof ("Tenant's Expansion Space Plans").

          B. (i) Owner shall reasonably cooperate with Tenant in obtaining any permits which must be obtained in connection with Tenant's Expansion Space Work. Tenant's Expansion Space Plans shall not be changed by Tenant without the prior approval of Owner which shall not be unreasonably withheld or delayed. All contractors or materialmen Tenant proposes to employ shall be subject to Owner's prior approval, which approval shall not be unreasonably withheld, conditioned or delayed.

               (ii) (a) Promptly after the date hereof, Tenant shall file for and secure or cause to be secured: (1) all necessary approvals of Tenant's Expansion Space Plans from all governmental authorities having jurisdiction thereover; and (2) all permits and licenses necessary to perform Tenant's Expansion Space Work. Tenant shall furnish Owner with two (2) copies of Tenant's Expansion Space Plans as approved by such governmental authorities and two (2) copies of such permits and licenses. In the event that Tenant is unable to obtain governmental approval of Tenant's Expansion Space Plans or any permits or licenses necessary to perform Tenant's Expansion Space Work solely due to the existence of violations of record against the Building, Owner shall have the right to retain an expediter and attempt to obtain approval of Tenant's Expansion Space Plans or obtain such necessary permits and licenses. If Owner or its expediter is unsuccessful in obtaining approval of Tenant's Expansion Space Plans and/or the necessary permits and licenses, Owner shall remedy such violations to the extent necessary to obtain such approvals, permits and licenses.

                  (b) Tenant shall enter into a construction contract with a construction manager or general contractor reasonably acceptable to Owner. The parties acknowledge that Owner has approved National Construction Group, Ltd. as a construction manager for Tenant's Expansion Space Work. Such construction contract shall be subject to Owner's prior written approval, which shall not be unreasonably withheld or delayed provided it includes indemnification, insurance and retainage provisions acceptable to Owner and shall otherwise comply with the terms of the Lease and this Amendment. Tenant shall furnish Owner with a copy of such executed contract.

                  (iii) Following compliance by Tenant with its obligations under subparagraphs B. (i) and (ii) of this Article and after furnishing to Owner one (1) or more certificates evidencing that Tenant and Tenant's contractor or construction manager have procured all of the insurance specified in Articles 3 and 44 of the Lease, Tenant shall promptly commence or cause to be commenced Tenant's Expansion Space Work and shall complete or cause the same to be completed expeditiously in accordance with Tenant's Expansion Space Plans, in a good and workmanlike manner, in accordance with all applicable Requirements and in accordance with Owner's work regulations for the Building. All of Tenant's Expansion Space Work shall be performed in a manner so as not to interfere with other contractors, if any, in the Building. Passenger elevators shall not be used by Tenant or its contractors to transport construction material and/or workers to the Expansion Space or any other part of the demised premises. Owner shall furnish freight elevator service to the Expansion Space for Tenant's performance of Tenant's Expansion Space Work during normal business hours on a nonexclusive "first come first served basis" at no charge to Tenant and on non-business days and outside normal business hours on business days at the Building standard rate then charged by Owner. The current charge for overtime freight elevator service is $75.00 per hour. At all times during the progress of Tenant's Expansion Space Work, Tenant shall permit Owner, its architect and other representatives of Owner access to the Expansion Space for the purpose of inspecting same, verifying conformance of Tenant's Expansion Space Work with Tenant's Expansion Space Plans and otherwise viewing the progress of Tenant's Expansion Space Work.

                  (iv) Tenant shall pay its contractors, laborers, subcontractors, materialmen and suppliers in accordance with their respective agreements and shall not cause or suffer any liens, mortgages, chattel liens, or other title retention or security agreements to be placed on the Building, the Expansion Space, any other part of the demised premises or any improvements therein. All contracts or agreements made by Tenant with any third party or parties in connection with Tenant's Expansion Space Work or any other alterations, improvements, changes, decorations or additions shall expressly provide that said third party or parties shall look solely to Tenant for any and all payments to be made pursuant to such contract or agreement and that Owner shall not have any responsibility or liability for the payment thereof.

                  (v) (a) Subject to and in accordance with the provisions in this subparagraph B. (v) set forth, Owner shall reimburse Tenant for an amount equal to the lesser of: (x) Tenant's actual out-of-pocket cash payments for the permanent leasehold improvements constituting part of Tenant's
Expansion Space Work ("Tenant's Expansion Space Work Cost"), (except that it is agreed that up to $13,750 of the cost of any moveable partitions, business or trade fixtures, furniture, furnishings or other articles of personalty may be included but the cost of no such items in excess of such amount shall be included in Tenant's Expansion Space Work Cost); or (y) $275,065.

                  (b) From time to time during the performance of Tenant's Expansion Space Work, but not more frequently than once a month, Tenant may submit to Owner an Interim Statement setting forth in reasonable detail the amount of Tenant's Expansion Space Work Cost theretofore paid in respect of Tenant's Expansion Space Work theretofore completed and requesting reimbursement of a portion thereof provided that the aggregate amount of the reimbursement then requested by Tenant combined with any amounts previously reimbursed pursuant to this subparagraph B.(v) does not exceed $275,065. Tenant shall include with each Interim Statement: (1) copies of all invoices in respect of all of Tenant's Expansion Space Work theretofore performed; (2) a certification from Tenant's architect certifying that the portion of Tenant's Expansion Space Work relating to such Tenant's Expansion Space Work Cost has been completed; and (3) evidence reasonably satisfactory to Owner establishing that all sums due and owing to contractors, subcontractors and materialmen in respect of such portion of Tenant's Expansion Space Work have been paid including, without limitation, lien waivers from such contractors, subcontractors and materialmen.

                  (c) On or before the thirtieth (30th) day after Owner receives an Interim Statement, provided that Tenant is not in default under the Lease beyond any notice and cure period set forth in the Lease, Owner shall reimburse Tenant the amount properly requested in the Interim Statement.

                  (d) After Tenant has completed Tenant's Expansion Space Work, Tenant shall submit to Owner: (1) an affidavit executed by an officer of Tenant ("Tenant's Expansion Space Work Statement") certifying that Tenant's Expansion Space Work has been completed and setting forth in reasonable detail Tenant's Expansion Space Work Cost; (2) copies of all invoices in respect of Tenant's Expansion Space Work Cost not theretofore furnished to Owner; (3) a certification from Tenant's architect certifying that Tenant's Expansion Space Work has been completed (which certification shall be on the standard AIA form or on such other form which is approved by Owner or its designated engineer or architect); and (4) evidence reasonably satisfactory to Owner establishing that: (x) materialmen have been paid including, without limitation, lien waivers from such contractors, subcontractors and materialmen; (y) all governmental authorities (including, without limitation, the New York City Department of Buildings) and fire underwriters have issued final approval of Tenant's Expansion Space Work as built and the occupancy of the Expansion Space; and (z) Tenant's Expansion Space Work complies with all Requirements.

                  (e) On or before the thirtieth (30th) day following the day on which Owner receives Tenant's Expansion Space Work Statement and all of the other items specified in subparagraph B.(v)(d), Owner shall, provided Tenant is not in default under the Lease beyond any notice and cure period set forth in the Lease, reimburse Tenant in an amount equal to the excess of: (1) an amount equal to the lower of: (x) Tenant's Expansion Space Work Cost; or (y) $275,065 over (2) the aggregate of all amounts paid by Owner to or on behalf of Tenant pursuant to this subparagraph B.(v).

                  (vi) Nothing contained in this Article shall limit or qualify the terms, covenants, agreements, provisions and conditions of Article 3 of the Lease.

          C. Owner shall permit Tenant, Tenant's contractors and materialmen to perform Tenant's Expansion Space Work in the Expansion Space during the period that Owner is performing Owner's Expansion Space Work; provided, however, that Tenant shall not delay, impede or interfere with the performance of Owner's Expansion Space Work and provided, further, that: (i) Owner shall have no responsibility for: (a) any damage to or loss of any materials used or stored in the Expansion Space; and (b) any damage to the Expansion Space caused by the performance of Tenant's Expansion Space Work; (ii) Owner shall have the right to bar Tenant and/or its contractors and/or materialmen and/or agents from the Expansion Space prior to the date Owner's Expansion Space Work is substantially completed if Owner determines, in its sole discretion, that the performance of Tenant's Expansion Space Work is delaying, impeding or interfering with the performance of Owner's Expansion Space Work; and (iii) there shall be a one (1) day reduction in the Expansion Space Abatement Period for each day that the performance of Owner's Expansion Space Work is delayed solely by reason of the performance of Tenant's Expansion Space Work (such reduction in the Expansion Space Abatement Period shall be applied against the portions of the Expansion Space Abatement Period first occurring after the Expansion Space Rent Commencement Date).

     6. A. Tenant shall, simultaneously with the execution and delivery of this Amendment, remit to Owner additional security in the amount of $36,461.01 which, together with the $500,000.00 security deposit that Owner is currently holding ($536,461.01 in the aggregate), shall be held by Owner in accordance with Article 34 of the Original Lease and paragraphs (a) through (d) of Article 55 of the Original Lease and Paragraph 6(B) of the First Amendment.

          B. The amount "Eighty-Two Thousand Five Hundred Seventy-Five and 36/100 ($82,575.36) Dollars" which appears in Paragraph 6(B) of the First Amendment is hereby deleted therefrom and the amount One Hundred Nineteen Thousand Thirty-Six and 37/100 ($119,036.37) Dollars is substituted in its place and stead.

     7. Article 46 of the Lease shall be deemed unmodified hereby in its application to the Presently Demised Premises, but shall be deemed modified as herein specified and, as so modified, shall be applicable to the Expansion Space, it being the intent of Owner and Tenant that Article 46 of the Lease, as the same existed prior to this Amendment, shall be deemed reprinted at length herein with the changes hereinafter specified and, as so reprinted, shall apply to the Expansion Space. The provisions of Article 46 of the Lease, as applicable to the Expansion Space, shall be deemed amended as follows: the words "this lease" wherever they appear in Article 46 of the Lease shall be deleted therefrom and the words "this Amendment" shall be substituted therefore solely with respect to the application of Article 46 to the Expansion Space.

     8. A. Owner hereby notifies Tenant that in accordance with sections 305, 306, 309 or 310 of Title 25, Chapter 3 of the Administrative Code of the City of New York (the "Landmarks Law") Tenant must obtain a permit from the Landmarks Preservation Commission of the City of New York before commencing any exterior or interior work in or to the Presently Demised Premises or the Expansion Space except for ordinary repair and maintenance as that term is defined in subdivision (r) of section 302 of the Landmarks Law.

          B. Owner hereby advises Tenant that the Building has been inspected for asbestos containing material ("ACM") by an independent testing and consulting service. Such report indicates ACM at the following locations: (i) roof materials;

(ii) floor tiles at certain locations; and (iii) pipe insulation in certain enclosed columns.

          C. Owner hereby represents to Tenant that there is no outstanding mortgage affecting the Building.

     9.   Articles 56 and 57 of the Lease are hereby deleted therefrom.

     10. Except as herein expressly amended, modified and supplemented, all of the terms, conditions and provisions of the Lease remain in full force and effect as heretofore written and, as hereby amended, modified and supplemented, are hereby ratified and confirmed in every respect. Tenant takes the occasion of the execution of this Amendment to confirm that: (i) Tenant has been in possession of the Original Premises for approximately one (1) year and, as of the date hereof, is satisfied with the condition of the Original Premises and Owner is not required to do any work to or in respect of the Original Premises as of the date hereof; (ii) as of the date hereof, Owner has fully and properly fulfilled all of its obligations under the Lease other than its obligations to perform the Base Building Work as set forth in the First Amendment and Owner's Expansion Space Work as set forth herein; and (iii) Tenant acknowledges that it has no claims against Owner nor any setoffs under or in connection with the Lease or otherwise.

     11. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and shall, once it has been mutually executed and delivered by Owner and Tenant, be binding upon the parties hereto and their respective successors-in-interest and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above set forth.

                                   ITW MORTGAGE INVESTMENTS III, INC.

                                   By: GE Capital Realty Group, Inc.,
                                       its servicer

                                       By: /s/    Jerry Tonn
                                           -----------------------------------
                                           Name:  Jerry Tonn
                                           Title: VP

                                   TRANSACTION INFORMATION SYSTEMS, INC.


                                   By: /s/ Mark Arzoornanian
                                       ---------------------------------------
                                       Name:  Mark Arzoornanian
                                       Title: SVP - Treasurer

                                   EXHIBIT A

           [DIAGRAM OF ORIGINAL PREMISES (PART) AND EXPANSION SPACE]



                             [DESCRIPTION TO COME]





                                 Not to Scale
                         All Dimensions are Approximate

                                   EXHIBIT B

-    Repair any leaks in the Building's roof.

-    Demolish the existing installation in the Expansion Space.

-    Repair drywall at columns and perimeter walls.

- Provide a new HVAC system (tonnage to be detailed under separate cover) and install main branch from mechanical room to demising wall of Expansion Space.

- Landlord to install air sensors and tie into Building automated systems. (Tenant to provide control panel board and FCD8 at Tenant's sole cost and expense.)

- Repair or replace all valves and thermostats on all perimeter-heating units and maintain all heating units, valves, thermostats, and piping.

-    Fire proof all exposed structural steel.

- Install new doors, frames and hardware for all core-related spaces within the Expansion Space. Install access doors to valves, piping, etc. as required.

- Provide a main distribution switch for both power and lighting connected to the new bus riser switch on the 21st floor that serves only the Tenant's premises.

-    Provide fire alarm panels.

- Repair and/or restore all windows and panes as reasonably necessary including making them operable, replacing damaged sills, jams and heads to the underside of the hung ceiling.

- Provide an electric distribution system capable of 6 watts demand load per rentable square foot over and above HVAC power requirements.

                                   EXHIBIT C


                                [NEWMARK LETTERHEAD]

February 25, 1999


Mr. Jeff Najarian
Transaction Information Systems, Inc.
115 Broadway, 20th Floor
New York, NY 10006

Re: 115 Broadway, 21st Floor


Dear Jeff,

We have reviewed and approved the Transaction Information Systems drawings AA, AB, A-1 through A-4 dated February 11, 1999; drawing A-6 dated February 12, 1999; drawings M-1 through M-3, E-1 through E-4, FA-1 and P-1 through P-2 dated February 16, 1999; and drawings E-5 through E-7 not dated; prepared by The Phillips Group.

As presented and with reference to the attached letter dated February 25, 1999 directed to Kevin Driscoll, the aforementioned plans and specifications do not call for the construction of any specialty alteration, as defined in the subject lease.

Very truly yours,

Newmark & Co. Real Estate, Inc. as agent for
I.T.W. Mortgage Investments III


/s/ Robert Cum

By: Robert Cum
    Building Manager

                             [NEWMARK LETTERHEAD]




February 25, 1999



Mr. Kevin Driscoll
The Phillips Group
11 West 42nd Street
New York, NY 10036

RE:  TRANSACTION INFORMATION SYSTEMS
     115 BROADWAY, 21ST FLOOR


Dear Kevin,

As discussed the furniture layout prohibits access to base building heating systems and should be designed to allow a minimum one foot (1') clearance from the convector line.


Very truly yours,


Newmark & Co. Real Estate, Inc. as agent for
I.T.W. Mortgage Investments III

/s/ Robert Cum

By: Robert Cum
    Building Manager